Exhibit 99.1

Mondelēz International, Inc.

Unaudited Non-GAAP Financial Information

Notes to the Non-GAAP Financial Information

U.S. GAAP to non-GAAP Adjustments

In addition to reporting our U.S. GAAP operating results, we have historically reported the following non-GAAP adjustments in our non-GAAP financial information. Refer also to our Quarterly Reports on Form 10-Q for the periods presented for additional information on these adjustments.

Divestitures and divestiture-related costs

In the first quarter of 2017, we incurred $18 million, and in 2016, we incurred and accrued $86 million of incremental expenses associated with the sale, noted above, of several manufacturing facilities in France and sale or license of several local confectionery brands. These costs were incurred in order to ready the business for the sales transaction. We recorded these costs within cost of sales and selling, general and administrative expenses of our Europe segment.

Additionally, in the first quarter of 2017, we incurred $1 million of divestiture-related cost associated with the sale, noted above, of most of our grocery business in Australia and New Zealand to Bega Cheese Limited. These costs were incurred in order to ready the business for the sale transactions. We recorded these costs within selling, general and administrative expenses of our AMEA segment.

On December 1, 2016, we completed the sale of a confectionery business in Costa Rica represented by a local brand. The sales price was $28 million and we recorded a pre-tax gain of $9 million in 2016.

On April 23, 2015, we completed the divestiture of our 50 percent interest in AGF to our joint venture partner, which generated a pre-tax gain of $13 million and after-tax loss of $9 million.

Historically, we recorded the operating results of these divestitures and divestiture-related costs in our U.S. GAAP results that we excluded from our non-GAAP results.

Acquisitions and acquisition-related costs

On November 2, 2016, we purchased from Burton’s Biscuit Company certain intangibles, which include the license to manufacture, market and sell Cadbury-branded biscuits in additional key markets around the world, including in the United Kingdom, France, Ireland, North America and Saudi Arabia. On July 15, 2015, we acquired a biscuit operation in Vietnam in our AMEA segment. On February 16, 2015, we acquired a U.S. snacking company, Enjoy Life Foods, in our North America segment.

During the first quarter of 2017and the years 2016 and 2015, we recorded acquisition-related costs associated with these acquisitions.

Historically, we recorded the acquisition-related costs in our U.S. GAAP results that we exclude from our non-GAAP results.

Accounting calendar change

In connection with moving toward a common consolidation date across the company, in the first quarter of 2015, we changed the consolidation date for our North America segment from the last Saturday of each period to the last day of each period and reported a favorable impact of $78 million on net revenues for 2015. We exclude the favorable impact from our non-GAAP organic revenue results.

Spin-Off Costs

On October 1, 2012, we completed the Spin-Off of our North American grocery business, Kraft Foods Group, Inc. (“Kraft Foods Group”), to our shareholders (the “Spin-Off”), and in 2014, we completed our Spin-Off transition plans. Historically, we incurred Spin-Off transaction, transition and financing and related costs (“Spin-Off Costs”) in our U.S. GAAP results that we excluded from our non-GAAP results.

2012-2014 Restructuring Program

In 2012, our Board of Directors approved $1.5 billion of restructuring and related implementation costs (“2012-2014 Restructuring Program”) reflecting primarily severance, asset disposals and other manufacturing one-time costs. The primary objective of the 2012-2014 Restructuring Program was to ensure that Mondelēz International and Kraft Foods Group were each set up to operate efficiently and execute on their respective business strategies upon separation in the Spin-Off and in the future. Of the $1.5 billion of 2012-2014 Restructuring Program costs, we retained approximately $925 million and Kraft Foods Group retained the balance of the program. Through the end of 2014, we incurred total restructuring and related implementation charges of $899 million and completed incurring planned charges on the program. Historically, we recorded 2012-2014 Restructuring Program costs in our U.S. GAAP results that we excluded from our non-GAAP results.

2014-2018 Restructuring Program

On May 6, 2014, our Board of Directors approved a $3.5 billion restructuring program, comprised of approximately $2.5 billion in cash costs and $1 billion in non-cash costs (“2014-2018 Restructuring Program”), and up to $2.2 billion of capital expenditures. On August 31, 2016, our Board of Directors approved a reallocation within the program of $600 million of previously approved capital expenditures to be spent on restructuring program cash costs. There was no change to the total $5.7 billion of total program costs and no change to the total $4.7 billion of cash outlays. The $5.7 billion total cost of the program is now comprised of approximately $4.1 billion of restructuring program costs ($3.1 billion cash costs and $1 billion non-cash costs) and up to $1.6 billion of capital expenditures. The primary objective of the 2014-2018 Restructuring Program is to reduce our operating cost structure in both supply chain and overhead costs. The program is intended primarily to cover severance as well as asset disposals and other manufacturing-related one-time costs. Since inception, we have incurred total restructuring and related implementation charges of $2.7 billion related to the 2014-2018 Restructuring Program. We have incurred the majority of the program’s charges through the first quarter of 2017 and expect to complete the program by year-end 2018. Historically, we recorded 2014-2018 Restructuring Program costs in our U.S. GAAP results that we excluded from our non-GAAP results.

Integration Program and other acquisition integration costs

Integration Program costs

We completed the integration of our 2010 Cadbury acquisition and ceased accruing program charges in 2013.

Other acquisition integration costs

Other acquisition integration costs relate to the November 2016 purchase from Burtons’ Biscuit Company of certain intangibles (as described above), the July 2015 acquisition of a biscuit operation in Vietnam, the February 2015 acquisition of Enjoy Life Foods and the February 2013 acquisition of a biscuit operation in Morocco.

Historically, we recorded Integration Program and other acquisition integration costs in our U.S. GAAP results that we excluded from our non-GAAP results.

Venezuela - remeasurement losses and deconsolidation

Effective as of the close of the 2015 fiscal year, we concluded that we no longer met the accounting criteria for consolidation of our Venezuela subsidiaries due to a loss of control over our Venezuelan operations and an other-than-temporary lack of currency exchangeability. As of the close of the 2015 fiscal year, we deconsolidated and changed to the cost method of accounting for our Venezuelan operations. We recorded a $778 million pre-tax loss in the fourth quarter of 2015 as we reduced the value of our cost method investment in Venezuela and all Venezuelan receivables held by our other subsidiaries to realizable fair value, resulting in full impairment. The loss also included historical cumulative translation adjustments related to our Venezuelan operations that we had previously recorded in accumulated other comprehensive losses within equity.

For 2015 and prior periods presented, we recognized a number of currency-related remeasurement losses resulting from devaluations of the Venezuela bolivar exchange rates we historically used to source U.S. dollars for purchases of imported raw materials, packaging and other goods and services. The remeasurement losses were $11 million during 2015 and $167 million during 2014.

Historically, we included the results of our Venezuela operations and related remeasurement losses in our U.S. GAAP results through the deconsolidation date at the close of the 2015 fiscal year and we excluded these results and related losses in all periods presented in our non-GAAP results.

Intangible assets gains and losses

Impairment charges

In 2016, we recorded charges related to biscuits, candy and gum trademarks of $41 million in AMEA, $32 million in North America, $22 million in Europe and $3 million in Latin America. Additionally, during 2016, we recorded $20 million of impairments in Europe related to the planned sale of a confectionery business in France and $19 million of charges in our Europe, North America and AMEA segments resulting from the discontinuation of four biscuit products and one candy product. In 2015, we recorded a $44 million charge related to candy and biscuit trademarks in AMEA, $22 million in Europe and $5 million in Latin America. In 2014, we recorded a $48 million charge related to a biscuit trademark in AMEA and a $9 million charge related to a candy trademark in our Europe segment.

Gain on sales of intangible assets

In 2016, we recorded a pre-tax intangible asset gain of $8 million ($6 million after-tax) in our Europe segment associated with the sale of certain local biscuit brands in Finland. Additionally, in 2016, we recorded a $7 million gain in our North America segment, related to the sale of a U.S.-owned biscuit trademark.

Historically, we recorded intangible assets gains and losses in our U.S. GAAP results that we excluded from our non-GAAP results.

Global coffee transaction incremental costs and hedging gains / losses

On July 2, 2015, we completed transactions to combine our wholly owned coffee businesses with those of D.E Master Blenders 1753 B.V. to create a new company, JDE.

In connection with the contribution of our global coffee businesses to JDE, we recorded a pre-tax gain of $6.8 billion (or $6.6 billion after taxes) in 2015. We also recorded approximately $1.0 billion of net gains related to hedging the expected cash proceeds from the transactions.

We also incurred incremental expenses in 2015 and 2014 related to readying our global coffee businesses for the transactions.

Historically, we recorded the global coffee transaction gain, hedging gains and incremental costs in our U.S. GAAP results that we excluded from our non-GAAP results.

Reclassification of historical global coffee business net revenues, operating income and net earnings

We reclassified our historical global coffee business operating results from our Organic Net Revenue and Adjusted Operating Income and recorded the after-tax earnings within our equity method investment earnings to facilitate comparisons of past and future operating results and coffee business net earnings.

Mark-to-market impacts from commodity and currency derivative contracts

During the third quarter of 2016, we began to exclude unrealized gains and losses (mark-to-market impacts) from outstanding commodity and forecasted currency transaction derivatives from our non-GAAP earnings until such time that the related exposures impact our operating results. To facilitate comparisons of our underlying operating results, we have recast all historical non-GAAP earnings to exclude the mark-to-market impacts.

Reclassification of equity method investment earnings

Historically, we recorded income from equity method investments within our operating income as these investments operated as extensions of our base business. Beginning in the third quarter of 2015, to align with the accounting for JDE earnings, we also began to reclassify the earnings from Dongsuh Foods Corporation and other entities from operating income to equity method investment earnings. We reclassified the equity method investment earnings from Adjusted Operating Income to after-tax equity method investment earnings for all historical periods presented.

Gain on equity method investment exchange

On March 3, 2016, a subsidiary of Acorn Holdings B.V. (“AHBV”) completed the $13.9 billion acquisition of all of the outstanding common stock of Keurig Green Mountain, Inc. (“Keurig”) through a merger transaction. On March 7, 2016, we exchanged with a subsidiary of AHBV a portion of our equity interest in JDE with a carrying value of €1.7 billion (approximately $2.0 billion as of March 7, 2016) for an interest in Keurig with a fair value of $2.0 billion based on the merger consideration per share for Keurig. We recorded the difference between the fair value of Keurig and our basis in JDE shares as a $43 million gain on the equity method investment exchange in March 2016.

Historically, we recorded the gain on equity method investment exchange in our U.S. GAAP results that we excluded from our non-GAAP results.

Equity method investee adjustments

Within Adjusted EPS, our equity method investment net earnings excluded our proportionate share of our investees’ unusual or infrequent items, such as acquisition and divestiture-related costs and restructuring program costs.

Loss on debt extinguishment and related costs

On December 16, 2016, we redeemed $850 million of 2.250% fixed rate notes, maturing on February 1, 2019, that were issued on January 16, 2014. We recorded a pre-tax loss on debt extinguishment of $18 million in connection with this redemption in the quarter ended December 31, 2016.

On October 31, 2016, we completed a cash tender offer and retired $3.18 billion of our outstanding high-coupon long-term debt. We recorded a pre-tax loss on debt extinguishment and related expenses of $409 million in the quarter ended December 31, 2016, for the amount paid in excess of the carrying value of the debt and from recognizing in earnings the related unamortized discounts and deferred financing costs.

On November 30, 2015, we completed a cash tender offer and retired £247 million (approximately $372 million) of our outstanding high-coupon long-term debt. We recorded a pre-tax loss on debt extinguishment and related expenses of $40 million during the quarter ended December 31, 2015, for the amount paid in excess of the carrying value of the debt and from recognizing unamortized premium and deferred financing costs.

On March 20, 2015, we completed a cash tender offer and retired $2.5 billion of our outstanding high-coupon, long-term U.S. dollar debt. We recorded a pre-tax loss on debt extinguishment and related expenses of $713 million during the quarter ended March 31, 2015, for the amount paid in excess of the carrying value of the debt and from recognizing unamortized discounts and deferred financing costs (including deferred cash flow hedges).

On February 6, 2014, we completed a cash tender offer and retired $1.6 billion our outstanding high-coupon, long-term U.S. dollar debt. We recorded a pre-tax loss on debt extinguishment and related expenses of $495 million during the quarter ended March 31, 2014, for the amount paid in excess of the carrying value of the debt and from recognizing unamortized discounts and deferred financing costs.

Historically, we recorded loss on debt extinguishment and related costs in our U.S. GAAP results that we excluded from our non-GAAP results.

Loss related to interest rate swaps

During the quarter ended March 31, 2016, we recognized pre-tax losses of $97 million and during the quarter ended March 31, 2015, we recognized a pre-tax loss of $34 million related to certain U.S. dollar interest rate swaps that we no longer designated as accounting cash flow hedges due to a change in financing plans.

Historically, we recorded the loss on interest rate swaps in our U.S. GAAP results that we excluded from our non-GAAP results.

Benefit from the settlement of Cadbury tax matter

As part of our 2010 Cadbury acquisition, we became the responsible party for tax matters under a February 2, 2006 dated Deed of Tax Covenant between the Cadbury Schweppes PLC and related entities (“Schweppes”) and Black Lion Beverages and related entities. The tax matters included an ongoing transfer pricing case with the Spanish tax authorities related to the Schweppes businesses Cadbury divested prior to our acquisition of Cadbury. During the first quarter of 2017, the Spanish Supreme Court decided the case in our favor. As a result of the final ruling, during the first quarter of 2017, we recorded a favorable earnings impact of $46 million in selling, general and administrative expenses and $12 million in interest and other expense, net, for a total pre-tax impact of $58 million due to the reversal of Cadbury-related accrued liabilities related to this matter.

Constant currency

We also evaluate our operating performance on a constant currency basis. We determine constant currency operating results by dividing or multiplying, as appropriate, the current-period, local-currency operating results by the currency exchange rates used to translate our financial statements in the comparable prior-year period to determine what the current-period U.S. dollar operating results would have been if the currency exchange rate had not changed from the comparable prior-year period.

Schedule 1.1

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars)

(Unaudited)

	Latin America		AMEA		Europe		North America		Mondelēz International
For the Three Months Ended March 31, 2017
Reported (GAAP)	$910		$1,491		$2,365		$1,648		$6,414
Acquisition	—		—		(14)		—		(14)
Currency	(65)		43		121		(5)		94

Organic (Non-GAAP)	$845		$1,534		$2,472		$1,643		$6,494
EU confectionery business divestiture	—		—		(60)		—		(60)
AMEA grocery business divestiture	—		(54)		—		—		(54)
Currency impact of divestitures	—		2		(4)		—		(2)

Revised Organic (Non-GAAP)	$845		$1,482		$2,408		$1,643		$6,378

For the Three Months Ended March 31, 2016
Reported (GAAP)	$817		$1,515		$2,448		$1,675		$6,455
Divestiture	(2)		—		—		—		(2)

Organic (Non-GAAP)	$815		$1,515		$2,448		$1,675		$6,453
EU confectionery business divestiture	—		—		(65)		—		(65)
AMEA grocery business divestiture	—		(56)		—		—		(56)

Revised Organic (Non-GAAP)	$815		$1,459		$2,383		$1,675		$6,332

% Change
Reported (GAAP)	11.4%		(1.6)%		(3.4)%		(1.6)%		(0.6)%
Organic (Non-GAAP)	3.7%		1.3%		1.0%		(1.9)%		0.6%
Revised Organic (Non-GAAP)	3.7%		1.6%		1.0%		(1.9)%		0.7%
Vol/Mix	(2.7	)pp	(1.1	)pp	1.3	pp	(1.4	)pp	(0.5	)pp
Pricing	6.4		2.7		(0.3)		(0.5)		1.2

Schedule 1.2

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars)

(Unaudited)

	Latin America		AMEA		Europe		North America		Mondelēz International
For the Three Months Ended December 31, 2016
Reported (GAAP)	$864		$1,412		$2,682		$1,812		$6,770
Divestiture	(2)		—		—		—		(2)
Acquisitions	—		—		(16)		—		(16)
Currency	42		38		169		(1)		248

Organic (Non-GAAP)	$904		$1,450		$2,835		$1,811		$7,000
EU confectionery business divestiture	—		(1)		(98)		(8)		(107)
AMEA grocery business divestiture	—		(58)		—		—		(58)
Currency impact of divestitures	—		3		(8)		—		(5)

Revised Organic (Non-GAAP)	$904		$1,394		$2,729		$1,803		$6,830

For the Three Months Ended December 31, 2015
Reported (GAAP)	$1,258		$1,468		$2,815		$1,823		$7,364
Divestiture	(3)		—		—		—		(3)
Historical Venezuelan operations	(383)		—		—		—		(383)
Accounting calendar change	—		—		—		(19)		(19)

Organic (Non-GAAP)	$872		$1,468		$2,815		$1,804		$6,959
EU confectionery business divestiture	—		3		(100)		(9)		(106)
AMEA grocery business divestiture	—		(57)		(1)		—		(58)

Revised Organic (Non-GAAP)	$872		$1,414		$2,714		$1,795		$6,795

% Change
Reported (GAAP)	(31.3)%		(3.8)%		(4.7)%		(0.6)%		(8.1)%
Organic (Non-GAAP)	3.7%		(1.2)%		0.7%		0.4%		0.6%
Revised Organic (Non-GAAP)	3.7%		(1.4)%		0.6%		0.4%		0.5%
Vol/Mix	(3.8	)pp	(4.4	)pp	2.1	pp	0.1	pp	(0.6	)pp
Pricing	7.5		3.0		(1.5)		0.3		1.1

Schedule 1.3

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars)

(Unaudited)

	Latin America		AMEA		Europe		North America		Mondelēz International
For the Three Months Ended September 30, 2016
Reported (GAAP)	$868		$1,443		$2,332		$1,753		$6,396
Divestiture	(2)		—		—		—		(2)
Currency	77		16		101		(1)		193

Organic (Non-GAAP)	$943		$1,459		$2,433		$1,752		$6,587
EU confectionery business divestiture	—		(1)		(69)		(5)		(75)
AMEA grocery business divestiture	—		(59)		—		—		(59)
Currency impact of divestitures	—		3		(2)		—		1

Revised Organic (Non-GAAP)	$943		$1,402		$2,362		$1,747		$6,454

For the Three Months Ended September 30, 2015
Reported (GAAP)	$1,233		$1,455		$2,405		$1,756		$6,849
Divestiture	(2)		—		—		—		(2)
Historical Venezuelan operations	(315)		—		—		—		(315)
Accounting calendar change	—		—		—		(19)		(19)

Organic (Non-GAAP)	$916		$1,455		$2,405		$1,737		$6,513
EU confectionery business divestiture	—		(1)		(74)		(3)		(78)
AMEA grocery business divestiture	—		(58)		—		—		(58)

Revised Organic (Non-GAAP)	$916		$1,396		$2,331		$1,734		$6,377

% Change
Reported (GAAP)	(29.6)%		(0.8)%		(3.0)%		(0.2)%		(6.6)%
Organic (Non-GAAP)	2.9%		0.3%		1.2%		0.9%		1.1%
Revised Organic (Non-GAAP)	2.9%		0.4%		1.3%		0.7%		1.2%
Vol/Mix	(7.1	)pp	(0.3	)pp	2.5	pp	2.4	pp	0.5	pp
Pricing	10.0		0.7		(1.2)		(1.7)		0.7

Schedule 1.4

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars)

(Unaudited)

	Latin America		AMEA		Europe		North America		Mondelēz International
For the Three Months Ended June 30, 2016
Reported (GAAP)	$843		$1,446		$2,293		$1,720		$6,302
Divestiture	(2)		—		—		—		(2)
Acquisitions	—		(33)		—		—		(33)
Currency	179		64		64		9		316

Organic (Non-GAAP)	$1,020		$1,477		$2,357		$1,729		$6,583
EU confectionery business divestiture	—		(1)		(61)		—		(62)
AMEA grocery business divestiture	—		(57)		(1)		—		(58)
Currency impact of divestitures	—		(3)		(1)		—		(4)

Revised Organic (Non-GAAP)	$1,020		$1,416		$2,294		$1,729		$6,459

For the Three Months Ended June 30, 2015
Reported (GAAP)	$1,240		$1,527		$3,181		$1,713		$7,661
Divestiture	(2)		—		—		—		(2)
Historical Venezuelan operations	(301)		—		—		—		(301)
Historical coffee business	—		(36)		(839)		—		(875)

Organic (Non-GAAP)	$937		$1,491		$2,342		$1,713		$6,483
EU confectionery business divestiture	—		(3)		(73)		—		(76)
AMEA grocery business divestiture	—		(60)		(1)		—		(61)

Revised Organic (Non-GAAP)	$937		$1,428		$2,268		$1,713		$6,346

% Change
Reported (GAAP)	(32.0)%		(5.3)%		(27.9)%		0.4%		(17.7)%
Organic (Non-GAAP)	8.9%		(0.9)%		0.6%		0.9%		1.5%
Revised Organic (Non-GAAP)	8.9%		(0.8)%		1.1%		0.9%		1.8%
Vol/Mix	(1.6	)pp	(0.8	)pp	0.6	pp	1.0	pp	0.1	pp
Pricing	10.5		—		0.5		(0.1)		1.7

Schedule 1.5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars)

(Unaudited)

	Latin America		AMEA		Europe		North America		Mondelēz International
For the Three Months Ended March 31, 2016
Reported (GAAP)	$817		$1,515		$2,448		$1,675		$6,455
Divestiture	(2)		—		—		—		(2)
Acquisitions	—		(38)		—		(5)		(43)
Currency	261		103		107		16		487

Organic (Non-GAAP)	$1,076		$1,580		$2,555		$1,686		$6,897
EU confectionery business divestiture	—		—		(65)		—		(65)
AMEA grocery business divestiture	—		(56)		—		—		(56)
Currency impact of divestitures	—		(5)		(1)		—		(6)

Revised Organic (Non-GAAP)	$1,076		$1,519		$2,489		$1,686		$6,770

For the Three Months Ended March 31, 2015
Reported (GAAP)	$1,257		$1,552		$3,271		$1,682		$7,762
Divestiture	(2)		—		—		—		(2)
Historical Venezuelan operations	(218)		—		—		—		(218)
Historical coffee business	—		(30)		(722)		—		(752)
Accounting calendar change	—		—		—		(38)		(38)

Organic (Non-GAAP)	$1,037		$1,522		$2,549		$1,644		$6,752
EU confectionery business divestiture	—		(2)		(69)		(2)		(73)
AMEA grocery business divestiture	—		(62)		—		—		(62)

Revised Organic (Non-GAAP)	$1,037		$1,458		$2,480		$1,642		$6,617

% Change
Reported (GAAP)	(35.0)%		(2.4)%		(25.2)%		(0.4)%		(16.8)%
Organic (Non-GAAP)	3.8%		3.8%		0.2%		2.6%		2.1%
Revised Organic (Non-GAAP)	3.8%		4.2%		0.4%		2.7%		2.3%
Vol/Mix	(8.3	)pp	1.3	pp	(0.4	)pp	2.2	pp	(0.6	)pp
Pricing	12.1		2.9		0.8		0.5		2.9

Schedule 1.6

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars)

(Unaudited)

	Latin America		AMEA		Europe		North America		Mondelēz International
For the Twelve Months Ended December 31, 2016
Reported (GAAP)	$3,392		$5,816		$9,755		$6,960		$25,923
Divestiture	(8)		—		—		—		(8)
Acquisitions	—		(71)		(16)		(5)		(92)
Currency	559		221		441		23		1,244

Organic (Non-GAAP)	$3,943		$5,966		$10,180		$6,978		$27,067
EU confectionery business divestiture	—		(3)		(293)		(13)		(309)
AMEA grocery business divestiture	—		(230)		(1)		—		(231)
Currency impact of divestitures	—		(2)		(12)		—		(14)

Revised Organic (Non-GAAP)	$3,943		$5,731		$9,874		$6,965		$26,513

For the Twelve Months Ended December 31, 2015
Reported (GAAP)	$4,988		$6,002		$11,672		$6,974		$29,636
Divestiture	(9)		—		—		—		(9)
Historical Venezuelan operations	(1,217)		—		—		—		(1,217)
Historical coffee business	—		(66)		(1,561)		—		(1,627)
Accounting calendar change	—		—		—		(76)		(76)

Organic (Non-GAAP)	$3,762		$5,936		$10,111		$6,898		$26,707
EU confectionery business divestiture	—		(3)		(316)		(14)		(333)
AMEA grocery business divestiture	—		(237)		(2)		—		(239)

Revised Organic (Non-GAAP)	$3,762		$5,696		$9,793		$6,884		$26,135

% Change
Reported (GAAP)	(32.0)%		(3.1)%		(16.4)%		(0.2)%		(12.5)%
Organic (Non-GAAP)	4.8%		0.5%		0.7%		1.2%		1.3%
Revised Organic (Non-GAAP)	4.8%		0.6%		0.8%		1.2%		1.4%
Vol/Mix	(5.3	)pp	(1.1	)pp	1.2	pp	1.4	pp	(0.2	)pp
Pricing	10.1		1.7		(0.4)		(0.2)		1.6

Schedule 1.7

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

(in millions of U.S. dollars)

(Unaudited)

	Latin America	AMEA	Europe	North America	Mondelēz International
For the Twelve Months Ended December 31, 2015
Reported (GAAP)	$4,988	$6,002	$11,672	$6,974	$29,636
Divestiture	(9)	—	—	—	(9)
Historical Venezuelan operations	(1,217)	—	—	—	(1,217)
Historical coffee business	—	(66)	(1,561)	—	(1,627)
Acquisitions	—	(128)	—	(37)	(165)
Accounting calendar change	—	—	—	(78)	(78)
Currency	919	550	1,961	135	3,565

Organic (Non-GAAP)	$4,681	$6,358	$12,072	$6,994	$30,105
EU confectionery business divestiture	—	(3)	(316)	(14)	(333)
AMEA grocery business divestiture	—	(237)	(2)	—	(239)
Currency impact of divestitures	—	(48)	(50)	(1)	(99)

Revised Organic (Non-GAAP)	$4,681	$6,070	$11,704	$6,979	$29,434

For the Twelve Months Ended December 31, 2014
Reported (GAAP)	$5,153	$6,367	$15,788	$6,936	$34,244
Divestiture	(10)	—	—	—	(10)
Historical Venezuelan operations	(760)	—	—	—	(760)
Historical coffee business	(5)	(115)	(3,656)	—	(3,776)

Organic (Non-GAAP)	$4,378	$6,252	$12,132	$6,936	$29,698
EU confectionery business divestiture	—	(8)	(369)	(12)	(389)
AMEA grocery business divestiture	—	(288)	(2)	—	(290)

Revised Organic (Non-GAAP)	$4,378	$5,956	$11,761	$6,924	$29,019

% Change
Reported (GAAP)	(3.2)%	(5.7)%	(26.1)%	0.5%	(13.5)%
Organic (Non-GAAP)	6.9%	1.7%	(0.5)%	0.8%	1.4%
Revised Organic (Non-GAAP)	6.9%	1.9%	(0.5)%	0.8%	1.4%

Schedule 2.1

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended March 31, 2017
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,414	$2,525	39.4%	$840	13.1%
2014-2018 Restructuring Program costs	—	9		211
Acquisition integration costs	—	—		1
Benefit from the settlement of a Cadbury tax matter	—	—		(46)
Divestiture-related costs	—	2		19
Mark-to-market (gains)/losses from derivatives	—	51		51
Rounding	—	—		(1)

Adjusted (Non-GAAP)	$6,414	$2,587	40.3%	$1,075	16.8%
Operating income from EU confectionery business divestiture	(60)	(15)		(11)
Operating income from AMEA grocery business divestiture	(54)	(13)		(9)

Revised Adjusted (Non-GAAP)	$6,300	$2,559	40.6%	$1,055	16.7%

Currency		37		13

Revised Adjusted @ Constant FX (Non-GAAP)		$2,596		$1,068

	For the Three Months Ended March 31, 2016
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,455	$2,535	39.3%	$722	11.2%
2014-2018 Restructuring Program costs	—	27		237
Acquisition integration costs	—	—		3
Intangible asset impairment charges	—	—		14
(Income)/costs associated with the JDE coffee business transactions	—	—		(1)
Operating income from divestiture	(2)	(1)		—
Mark-to-market (gains)/losses from derivatives	—	54		54
Rounding	—	—		(1)

Adjusted (Non-GAAP)	$6,453	$2,615	40.5%	$1,028	15.9%
Operating income from EU confectionery business divestiture	(65)	(17)		(14)
Operating income from AMEA grocery business divestiture	(56)	(17)		(13)

Revised Adjusted (Non-GAAP)	$6,332	$2,581	40.8%	$1,001	15.8%

	Gross Profit	Operating Income
% Change - Reported (GAAP)	(0.4)%	16.3%
% Change - Adjusted (Non-GAAP)	(1.1)%	4.6%
% Change - Revised Adjusted (Non-GAAP)	(0.9)%	5.4%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	0.6%	6.7%

Schedule 2.2

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended December 31, 2016
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,770	$2,589	38.2%	$507	7.5%
2014-2018 Restructuring Program costs	—	7		320
Acquisition integration costs	—	—		1
Gain on sale of intangible asset	—	—		(2)
Intangible asset impairment charges	—	—		107
Operating income from divestiture	(2)	(1)		—
Divestiture-related costs	—	—		2
Gain on divestiture	—	—		(9)
Acquisition-related costs	—	—		1
Mark-to-market (gains)/losses from derivatives	—	45		45
Rounding	—	(1)		1

Adjusted (Non-GAAP)	$6,768	$2,639	39.0%	$973	14.4%
Operating income from EU confectionery business divestiture	(107)	(35)		(32)
Operating income from AMEA grocery business divestiture	(58)	(16)		(10)

Revised Adjusted (Non-GAAP)	$6,603	$2,588	39.2%	$931	14.1%

Currency		71		42

Revised Adjusted @ Constant FX (Non-GAAP)		$2,659		$973

	For the Three Months Ended December 31, 2015
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$7,364	$2,835	38.5%	$(557)	(7.6)%
2012-2014 Restructuring Program costs	—	(1)		(1)
2014-2018 Restructuring Program costs	—	21		375
Acquisition integration costs	—	1		4
Loss on deconsolidation of Venezuela	—	—		778
Intangible asset impairment charges	—	—		71
(Income)/costs associated with the JDE coffee business transactions	—	1		39
Operating income from divestiture	(3)	—		(2)
Historical Venezuelan operations	(383)	(93)		(73)
Gain on the JDE coffee business transactions	—	—		313
Mark-to-market (gains)/losses from derivatives	—	(21)		(21)
Rounding	—	—		(1)

Adjusted (Non-GAAP)	$6,978	$2,743	39.3%	$925	13.3%
Operating income from EU confectionery business divestiture	(106)	(34)		(27)
Operating income from AMEA grocery business divestiture	(58)	(20)		(14)

Revised Adjusted (Non-GAAP)	$6,814	$2,689	39.5%	$884	13.0%

	Gross Profit	Operating Income
% Change - Reported (GAAP)	(8.7)%	(191.0)%
% Change - Adjusted (Non-GAAP)	(3.8)%	5.2%
% Change - Revised Adjusted (Non-GAAP)	(3.8)%	5.3%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	(1.1)%	10.1%

Schedule 2.3

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended September 30, 2016
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,396	$2,488	38.9%	$702	11.0%
2014-2018 Restructuring Program costs	—	51		301
Gain on sale of intangible asset	—	—		(7)
Intangible asset impairment charges	—	—		4
(Income)/costs associated with the JDE coffee business transactions	—	—		(2)
Operating income from divestiture	(2)	(1)		(1)
Mark-to-market (gains)/losses from derivatives	—	12		12
Rounding	—	—		1

Adjusted (Non-GAAP)	$6,394	$2,550	39.9%	$1,010	15.8%
Operating income from EU confectionery business divestiture	(75)	(22)		(17)
Operating income from AMEA grocery business divestiture	(59)	(17)		(13)

Revised Adjusted (Non-GAAP)	$6,260	$2,511	40.1%	$980	15.7%

Currency		72		30

Revised Adjusted @ Constant FX (Non-GAAP)		$2,583		$1,010

	For the Three Months Ended September 30, 2015
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,849	$2,670	39.0%	$7,802	113.9%
2014-2018 Restructuring Program costs	—	9		221
Acquisition integration costs	—	—		4
(Income)/costs associated with the JDE coffee business transactions	—	—		54
Operating income from divestiture	(2)	(2)		—
Historical Venezuelan operations	(315)	(93)		(78)
Gain on the JDE coffee business transactions	—	—		(7,122)
Acquisition-related costs	—	—		6
Mark-to-market (gains)/losses from derivatives	—	4		4

Adjusted (Non-GAAP)	$6,532	$2,588	39.6%	$891	13.6%
Operating income from EU confectionery business divestiture	(78)	(24)		(22)
Operating income from AMEA grocery business divestiture	(58)	(19)		(11)

Revised Adjusted (Non-GAAP)	$6,396	$2,545	39.8%	$858	13.4%

	Gross Profit	Operating Income
% Change - Reported (GAAP)	(6.8)%	(91.0)%
% Change - Adjusted (Non-GAAP)	(1.5)%	13.4%
% Change - Revised Adjusted (Non-GAAP)	(1.3)%	14.2%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	1.5%	17.7%

Schedule 2.4

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended June 30, 2016
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,302	$2,516	39.9%	$638	10.1%
2014-2018 Restructuring Program costs	—	6		228
Acquisition integration costs	—	—		3
Gain on sale of intangible asset	—	—		(6)
Intangible asset impairment charges	—	—		12
(Income)/costs associated with the JDE coffee business transactions	—	—		1
Operating income from divestiture	(2)	—		(1)
Divestiture-related costs	—	8		84
Mark-to-market (gains)/losses from derivatives	—	(17)		(17)

Adjusted (Non-GAAP)	$6,300	$2,513	39.9%	$942	15.0%
Operating income from EU confectionery business divestiture	(62)	(15)		(11)
Operating income from AMEA grocery business divestiture	(58)	(18)		(10)

Revised Adjusted (Non-GAAP)	$6,180	$2,480	40.1%	$921	14.9%

Currency		108		37

Revised Adjusted @ Constant FX (Non-GAAP)		$2,588		$958

	For the Three Months Ended June 30, 2015
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$7,661	$3,066	40.0%	$841	11.0%
2012-2014 Restructuring Program costs	—	—		(1)
2014-2018 Restructuring Program costs	—	8		182
Acquisition integration costs	—	—		1
(Income)/costs associated with the JDE coffee business transactions	—	2		157
Operating income from divestiture	(2)	—		(6)
Historical Venezuelan operations	(301)	(97)		(77)
Historical coffee business	(875)	(381)		(212)
Gain on divestiture	—	—		(13)
Acquisition-related costs	—	—		1
Reclassification of equity method investment earnings	—	—		(26)
Mark-to-market (gains)/losses from derivatives	—	(56)		(56)
Rounding	—	—		2

Adjusted (Non-GAAP)	$6,483	$2,542	39.2%	$793	12.2%
Operating income from EU confectionery business divestiture	(76)	(20)		(14)
Operating income from AMEA grocery business divestiture	(61)	(18)		(12)

Revised Adjusted (Non-GAAP)	$6,346	$2,504	39.5%	$767	12.1%

	Gross Profit	Operating Income
% Change - Reported (GAAP)	(17.9)%	(24.1)%
% Change - Adjusted (Non-GAAP)	(1.1)%	18.8%
% Change - Revised Adjusted (Non-GAAP)	(1.0)%	20.1%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	3.4%	24.9%

Schedule 2.5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended March 31, 2016
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$6,455	$2,535	39.3%	$722	11.2%
2014-2018 Restructuring Program costs	—	27		237
Acquisition integration costs	—	—		3
Intangible asset impairment charges	—	—		14
(Income)/costs associated with the JDE coffee business transactions	—	—		(1)
Operating income from divestiture	(2)	(1)		—
Mark-to-market (gains)/losses from derivatives	—	54		54
Rounding	—	—		(1)

Adjusted (Non-GAAP)	$6,453	$2,615	40.5%	$1,028	15.9%
Operating income from EU confectionery business divestiture	(65)	(17)		(14)
Operating income from AMEA grocery business divestiture	(56)	(17)		(13)

Revised Adjusted (Non-GAAP)	$6,332	$2,581	40.8%	$1,001	15.8%

Currency		165		62

Revised Adjusted @ Constant FX (Non-GAAP)		$2,746		$1,063

	For the Three Months Ended March 31, 2015
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$7,762	$2,941	37.9%	$811	10.4%
2012-2014 Restructuring Program costs	—	—		(2)
2014-2018 Restructuring Program costs	—	4		224
Remeasurement of net monetary assets in Venezuela	—	—		11
(Income)/costs associated with the JDE coffee business transactions	—	1		28
Operating income from divestiture	(2)	(1)		—
Historical Venezuelan operations	(218)	(71)		(53)
Historical coffee business	(752)	(292)		(130)
Acquisition-related costs	—	—		1
Reclassification of equity method investment earnings	—	—		(25)
Mark-to-market (gains)/losses from derivatives	—	17		17
Rounding	—	—		(1)

Adjusted (Non-GAAP)	$6,790	$2,599	38.3%	$881	13.0%
Operating income from EU confectionery business divestiture	(73)	(22)		(19)
Operating income from AMEA grocery business divestiture	(62)	(21)		(14)

Revised Adjusted (Non-GAAP)	$6,655	$2,556	38.4%	$848	12.7%

	Gross Profit	Operating Income
% Change - Reported (GAAP)	(13.8)%	(11.0)%
% Change - Adjusted (Non-GAAP)	0.6%	16.7%
% Change - Revised Adjusted (Non-GAAP)	1.0%	18.0%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	7.4%	25.4%

Schedule 2.6

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Twelve Months Ended December 31, 2016
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$25,923	$10,128	39.1%	$2,569	9.9%
2014-2018 Restructuring Program costs	—	91		1,086
Acquisition integration costs	—	—		7
Gain on sale of intangible asset	—	—		(15)
Intangible asset impairment charges	—	—		137
(Income)/costs associated with the JDE coffee business transactions	—	—		(2)
Operating income from divestiture	(8)	(3)		(2)
Divestiture-related costs	—	8		86
Gain on divestiture	—	—		(9)
Acquisition-related costs	—	—		1
Mark-to-market (gains)/losses from derivatives	—	94		94
Rounding	—	(1)		1

Adjusted (Non-GAAP)	$25,915	$10,317	39.8%	$3,953	15.3%
Operating income from EU confectionery business divestiture	(309)	(89)		(74)
Operating income from AMEA grocery business divestiture	(231)	(68)		(46)

Revised Adjusted (Non-GAAP)	$25,375	$10,160	40.0%	$3,833	15.1%

Currency		416		171

Revised Adjusted @ Constant FX (Non-GAAP)		$10,576		$4,004

	For the Twelve Months Ended December 31, 2015
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$29,636	$11,512	38.8%	$8,897	30.0%
2012-2014 Restructuring Program costs	—	(1)		(4)
2014-2018 Restructuring Program costs	—	42		1,002
Acquisition integration costs	—	1		9
Remeasurement of net monetary assets in Venezuela	—	—		11
Loss on deconsolidation of Venezuela	—	—		778
Intangible asset impairment charges	—	—		71
(Income)/costs associated with the JDE coffee business transactions	—	4		278
Operating income from divestiture	(9)	(3)		(8)
Historical Venezuelan operations	(1,217)	(354)		(281)
Historical coffee business	(1,627)	(673)		(342)
Gain on the JDE coffee business transactions	—	—		(6,809)
Gain on divestiture	—	—		(13)
Acquisition-related costs	—	—		8
Reclassification of equity method investment earnings	—	—		(51)
Mark-to-market (gains)/losses from derivatives	—	(56)		(56)

Adjusted (Non-GAAP)	$26,783	$10,472	39.1%	$3,490	13.0%
Operating income from EU confectionery business divestiture	(333)	(100)		(82)
Operating income from AMEA grocery business divestiture	(239)	(78)		(51)

Revised Adjusted (Non-GAAP)	$26,211	$10,294	39.3%	$3,357	12.8%

	Gross Profit	Operating Income
% Change - Reported (GAAP)	(12.0)%	(71.1)%
% Change - Adjusted (Non-GAAP)	(1.5)%	13.3%
% Change - Revised Adjusted (Non-GAAP)	(1.3)%	14.2%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	2.7%	19.3%

Schedule 2.7

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Gross Profit / Operating Income

(in millions of U.S. dollars)

(Unaudited)

	For the Twelve Months Ended December 31, 2015
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$29,636	$11,512	38.8%	$8,897	30.0%
2012-2014 Restructuring Program costs	—	(1)		(4)
2014-2018 Restructuring Program costs	—	42		1,002
Acquisition integration costs	—	1		9
Remeasurement of net monetary assets in Venezuela	—	—		11
Loss on deconsolidation of Venezuela	—	—		778
Intangible asset impairment charges	—	—		71
(Income)/costs associated with the JDE coffee business transactions	—	4		278
Operating income from divestiture	(9)	(3)		(8)
Historical Venezuelan operations	(1,217)	(354)		(281)
Historical coffee business	(1,627)	(673)		(342)
Gain on the JDE coffee business transactions	—	—		(6,809)
Gain on divestiture	—	—		(13)
Acquisition-related costs	—	—		8
Reclassification of equity method investment earnings	—	—		(51)
Mark-to-market (gains)/losses from derivatives	—	(56)		(56)

Adjusted (Non-GAAP)	$26,783	$10,472	39.1%	$3,490	13.0%
Operating income from EU confectionery business divestiture	(333)	(100)		(82)
Operating income from AMEA grocery business divestiture	(239)	(78)		(51)

Revised Adjusted (Non-GAAP)	$26,211	$10,294	39.3%	$3,357	12.8%

Currency		1,267		435

Revised Adjusted @ Constant FX (Non-GAAP)		$11,561		$3,792

	For the Twelve Months Ended December 31, 2014
	Net Revenues	Gross Profit	Gross Profit Margin	Operating Income	Operating Income Margin
Reported (GAAP)	$34,244	$12,597	36.8%	$3,242	9.5%
Spin-Off Costs	—	(2)		35
2012-2014 Restructuring Program costs	—	11		459
2014-2018 Restructuring Program costs	—	3		381
Integration Program and other acquisition integration costs	—	—		(4)
Remeasurement of net monetary assets in Venezuela	—	—		167
Intangible asset impairment charges	—	—		57
(Income)/costs associated with the JDE coffee business transactions	—	—		77
Operating income from divestiture	(10)	(3)		(9)
Historical Venezuelan operations	(760)	(260)		(175)
Historical coffee business	(3,776)	(1,455)		(646)
Acquisition-related costs	—	—		2
Reclassification of equity method investment earnings	—	—		(104)
Mark-to-market (gains)/losses from derivatives	—	73		73

Adjusted (Non-GAAP)	$29,698	$10,964	36.9%	$3,555	12.0%
Operating income from EU confectionery business divestiture	(389)	(116)		(95)
Operating income from AMEA grocery business divestiture	(290)	(86)		(58)

Revised Adjusted (Non-GAAP)	$29,019	$10,762	37.1%	$3,402	11.7%

	Gross Profit	Operating Income
% Change - Reported (GAAP)	(8.6)%	174.4%
% Change - Adjusted (Non-GAAP)	(4.5)%	(1.8)%
% Change - Revised Adjusted (Non-GAAP)	(4.3)%	(1.3)%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	7.4%	11.5%

Schedule 3.1

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended March 31, 2017
	Operating Income	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Gain on Equity Method Investment Exchange	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$840	$119	$721	$154	21.4%	$(66)	$—	$3	$630	$0.41
2014-2018 Restructuring Program costs	211	—	211	48		—	—	—	163	0.10
Acquisition integration costs	1	—	1	—		—	—	—	1	—
Benefit from the settlement of a Cadbury tax matter	(46)	12	(58)	—		—	—	—	(58)	(0.04)
Divestiture-related costs	19	—	19	3		—	—	—	16	0.01
Equity method investee acquisition-related and other adjustments	—	—	—	4		(31)	—	—	27	0.02
Mark-to-market (gains)/losses from derivatives	51	—	51	3		—	—	—	48	0.03
Rounding	(1)	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP)	$1,075	$131	$944	$212	22.5%	$(97)	$—	$3	$826	$0.53
Net earnings from EU confectionery business divestiture	(11)	—	(11)	(2)		—	—	—	(9)	(0.01)
Net earnings from AMEA grocery business divestiture	(9)	—	(9)	(3)		—	—	—	(6)	—

Revised Adjusted (Non-GAAP)	$1,055	$131	$924	$207	22.4%	$(97)	$—	$3	$811	$0.52

Currency									11	0.01

Revised Adjusted @ Constant FX (Non-GAAP)									$822	$0.53

Diluted Average Shares Outstanding										1,550

	For the Three Months Ended March 31, 2016
	Operating Income	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Gain on Equity Method Investment Exchange	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$722	$244	$478	$49	10.3%	$(85)	$(43)	$3	$554	$0.35
2014-2018 Restructuring Program costs	237	—	237	59		—	—	—	178	0.11
Acquisition integration costs	3	—	3	—		—	—	—	3	—
Intangible asset impairment charges	14	—	14	5		—	—	—	9	0.01
(Income)/costs associated with the JDE coffee business transactions	(1)	—	(1)	(3)		—	—	—	2	—
Loss related to interest rate swaps	—	(97)	97	35		—	—	—	62	0.04
Equity method investee acquisition-related and other adjustments	—	—	—	1		1	—	—	(2)	—
Gain on equity method investment exchange	—	—	—	(2)		—	43	—	(41)	(0.03)
Mark-to-market (gains)/losses from derivatives	54	—	54	10		—	—	—	44	0.03
Rounding	(1)	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP)	$1,028	$147	$881	$154	17.5%	$(84)	$—	$3	$808	$0.51
Net earnings from EU confectionery business divestiture	(14)	—	(14)	(2)		—	—	—	(12)	(0.01)
Net earnings from AMEA grocery business divestiture	(13)	—	(13)	(4)		—	—	—	(9)	—

Revised Adjusted (Non-GAAP)	$1,001	$147	$854	$148	17.3%	$(84)	$—	$3	$787	$0.50

Diluted Average Shares Outstanding										1,587

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 3.2

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended December 31, 2016
	Operating Income	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Gain on Equity Method Investment Exchange	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$507	$575	$(68)	$(78)	(114.7)%	$(83)	$—	$—	$93	$0.06
2014-2018 Restructuring Program costs	320	—	320	89		—	—	—	231	0.15
Acquisition integration costs	1	—	1	—		—	—	—	1	—
Gain on sale of intangible asset	(2)	—	(2)	(1)		—	—	—	(1)	—
Intangible asset impairment charges	107	—	107	28		—	—	—	79	0.05
Loss related to interest rate swaps	—	—	—	1		—	—	—	(1)	—
Divestiture-related costs	2	—	2	(4)		—	—	—	6	—
Gain on divestiture	(9)	—	(9)	—		—	—	—	(9)	—
Acquisition-related costs	1	—	1	—		—	—	—	1	—
Loss on debt extinguishment and related expenses	—	(427)	427	163		—	—	—	264	0.17
Equity method investee acquisition-related and other adjustments	—	—	—	(2)		(20)	—	—	22	0.01
Mark-to-market (gains)/losses from derivatives	45	—	45	5		—	—	—	40	0.03
Rounding	1	—	1	1		—	—	—	—	—

Adjusted (Non-GAAP)	$973	$148	$825	$202	24.5%	$(103)	$—	$—	$726	$0.47
Net earnings from EU confectionery business divestiture	(32)	—	(32)	(7)		—	—	—	(25)	(0.02)
Net earnings from AMEA grocery business divestiture	(10)	—	(10)	(3)		—	—	—	(7)	—

Revised Adjusted (Non-GAAP)	$931	$148	$783	$192	24.5%	$(103)	$—	$—	$694	$0.45

Currency									9	—

Revised Adjusted @ Constant FX (Non-GAAP)									$703	$0.45

Diluted Average Shares Outstanding										1,559

	For the Three Months Ended December 31, 2015
	Operating Income	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Gain on Equity Method Investment Exchange	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$(557)	$199	$(756)	$32	(4.2)%	$(72)	$—	$13	$(729)	$(0.45)
2012-2014 Restructuring Program costs	(1)	—	(1)	—		—	—	—	(1)	—
2014-2018 Restructuring Program costs	375	—	375	104		—	—	—	271	0.17
Acquisition integration costs	4	—	4	—		—	—	—	4	—
Loss on deconsolidation of Venezuela	778	—	778	—		—	—	—	778	0.48
Intangible asset impairment charges	71	—	71	13		—	—	—	58	0.03
(Income)/costs associated with the JDE coffee business transactions	39	—	39	10		—	—	—	29	0.02
Loss related to interest rate swaps	—	—	—	—		—	—	—	—	—
Net earnings from divestiture	(2)	—	(2)	(1)		—	—	—	(1)	—
Net earnings from Venezuelan subsidiaries	(73)	2	(75)	(30)		—	—	—	(45)	(0.03)
Gain on the JDE coffee business transactions	313	—	313	14		—	—	—	299	0.19
Loss on debt extinguishment and related expenses	—	(40)	40	14		—	—	—	26	0.02
Equity method investee acquisition-related and other adjustments	—	—	—	—		(5)	—	—	5	—
Mark-to-market (gains)/losses from derivatives	(21)	—	(21)	(5)		—	—	—	(16)	(0.01)
Rounding	(1)	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP)	$925	$161	$764	$151	19.8%	$(77)	$—	$13	$677	$0.42
Net earnings from EU confectionery business divestiture	(27)	—	(27)	(4)		—	—	—	(23)	(0.01)
Net earnings from AMEA grocery business divestiture	(14)	—	(14)	(4)		—	—	—	(10)	(0.01)

Revised Adjusted (Non-GAAP)	$884	$161	$723	$143	19.8%	$(77)	$—	$13	$644	$0.40

Diluted Average Shares Outstanding										1,610

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 3.3

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended September 30, 2016
	Operating Income	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Gain on Equity Method Investment Exchange	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$702	$145	$557	$40	7.2%	$(31)	$—	$—	$548	$0.35
2014-2018 Restructuring Program costs	301	—	301	82		—	—	—	219	0.14
Gain on sale of intangible asset	(7)	—	(7)	(1)		—	—	—	(6)	—
Intangible asset impairment charges	4	—	4	—		—	—	—	4	—
(Income)/costs associated with the JDE coffee business transactions	(2)	—	(2)	(1)		—	—	—	(1)	—
Net earnings from divestiture	(1)	—	(1)	(1)		—	—	—	—	—
Equity method investee acquisition-related and other adjustments	—	—	—	4		(53)	—	—	49	0.03
Mark-to-market (gains)/losses from derivatives	12	—	12	4		—	—	—	8	—
Rounding	1	—	1	—		—	—	—	1	—

Adjusted (Non-GAAP)	$1,010	$145	$865	$127	14.7%	$(84)	$—	$—	$822	$0.52
Net earnings from EU confectionery business divestiture	(17)	—	(17)	(3)		—	—	—	(14)	(0.01)
Net earnings from AMEA grocery business divestiture	(13)	—	(13)	(4)		—	—	—	(9)	—

Revised Adjusted (Non-GAAP)	$980	$145	$835	$120	14.4%	$(84)	$—	$—	$799	$0.51

Currency									25	0.01

Revised Adjusted @ Constant FX (Non-GAAP)									$824	$0.52

Diluted Average Shares Outstanding										1,576

	For the Three Months Ended September 30, 2015
	Operating Income	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Gain on Equity Method Investment Exchange	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$7,802	$114	$7,688	$348	4.5%	$72	$—	$2	$7,266	$4.46
2014-2018 Restructuring Program costs	221	—	221	62		—	—	—	159	0.11
Acquisition integration costs	4	—	4	—		—	—	—	4	—
(Income)/costs associated with the JDE coffee business transactions	54	29	25	(41)		—	—	—	66	0.04
Net earnings from Venezuelan subsidiaries	(78)	1	(79)	(24)		—	—	—	(55)	(0.04)
Gain on the JDE coffee business transactions	(7,122)	—	(7,122)	(197)		—	—	—	(6,925)	(4.25)
Acquisition-related costs	6	—	6	—		—	—	—	6	—
Equity method investee acquisition-related and other adjustments	—	—	—	—		(102)	—	—	102	0.06
Mark-to-market (gains)/losses from derivatives	4	—	4	5		—	—	—	(1)	—

Adjusted (Non-GAAP)	$891	$144	$747	$153	20.5%	$(30)	$—	$2	$622	$0.38
Net earnings from EU confectionery business divestiture	(22)	—	(22)	(4)		—	—	—	(18)	(0.01)
Net earnings from AMEA grocery business divestiture	(11)	—	(11)	(3)		—	—	—	(8)	—

Revised Adjusted (Non-GAAP)	$858	$144	$714	$146	20.4%	$(30)	$—	$2	$596	$0.37

Diluted Average Shares Outstanding										1,629

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 3.4

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended June 30, 2016
	Operating Income	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Gain on Equity Method Investment Exchange	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$638	$151	$487	$118	24.2%	$(102)	$—	$7	$464	$0.29
2014-2018 Restructuring Program costs	228	—	228	58		—	—	—	170	0.11
Acquisition integration costs	3	—	3	—		—	—	—	3	—
Gain on sale of intangible asset	(6)	—	(6)	(1)		—	—	—	(5)	—
Intangible asset impairment charges	12	—	12	3		—	—	—	9	—
(Income)/costs associated with the JDE coffee business transactions	1	—	1	1		—	—	—	—	—
Net earnings from divestiture	(1)	—	(1)	—		—	—	—	(1)	—
Divestiture-related costs	84	—	84	20		—	—	—	64	0.04
Equity method investee acquisition-related and other adjustments	—	—	—	—		5	—	—	(5)	—
Mark-to-market (gains)/losses from derivatives	(17)	—	(17)	(8)		—	—	—	(9)	—

Adjusted (Non-GAAP)	$942	$151	$791	$191	24.1%	$(97)	$—	$7	$690	$0.44
Net earnings from EU confectionery business divestiture	(11)	—	(11)	(1)		—	—	—	(10)	(0.01)
Net earnings from AMEA grocery business divestiture	(10)	—	(10)	(3)		—	—	—	(7)	—

Revised Adjusted (Non-GAAP)	$921	$151	$770	$187	24.3%	$(97)	$—	$7	$673	$0.43

Currency									28	0.01

Revised Adjusted @ Constant FX (Non-GAAP)									$701	$0.44

Diluted Average Shares Outstanding										1,576

	For the Three Months Ended June 30, 2015
	Operating Income	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Gain on Equity Method Investment Exchange	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$841	$314	$527	$100	19.0%	$—	$—	$21	$406	$0.25
2012-2014 Restructuring Program costs	(1)	—	(1)	—		—	—	—	(1)	—
2014-2018 Restructuring Program costs	182	—	182	47		—	—	—	135	0.08
Acquisition integration costs	1	—	1	—		—	—	—	1	—
(Income)/costs associated with the JDE coffee business transactions	157	(144)	301	82		—	—	—	219	0.13
Net earnings from divestiture	(6)	—	(6)	—		—	—	—	(6)	—
Net earnings from Venezuelan subsidiaries	(77)	2	(79)	(34)		—	—	—	(45)	(0.03)
Reclassification of net earnings from historical coffee business	(212)	—	(212)	(29)		(183)	—	—	—	—
Loss on divestiture	(13)	—	(13)	(22)		—	—	—	9	0.01
Acquisition-related costs	1	—	1	—		—	—	—	1	—
Reclassification of equity method investment earnings	(26)	—	(26)	—		(26)	—	—	—	—
Mark-to-market (gains)/losses from derivatives	(56)	—	(56)	(17)		—	—	—	(39)	(0.02)
Rounding	2	—	2	—		—	—	—	2	—

Adjusted (Non-GAAP)	$793	$172	$621	$127	20.5%	$(209)	$—	$21	$682	$0.42
Net earnings from EU confectionery business divestiture	(14)	—	(14)	(2)		—	—	—	(12)	(0.01)
Net earnings from AMEA grocery business divestiture	(12)	—	(12)	(4)		—	—	—	(8)	(0.01)

Revised Adjusted (Non-GAAP)	$767	$172	$595	$121	20.3%	$(209)	$—	$21	$662	$0.40

Diluted Average Shares Outstanding										1,643

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 3.5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended March 31, 2016
	Operating Income	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Gain on Equity Method Investment Exchange	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$722	$244	$478	$49	10.3%	$(85)	$(43)	$3	$554	$0.35
2014-2018 Restructuring Program costs	237	—	237	59		—	—	—	178	0.11
Acquisition integration costs	3	—	3	—		—	—	—	3	—
Intangible asset impairment charges	14	—	14	5		—	—	—	9	0.01
(Income)/costs associated with the JDE coffee business transactions	(1)	—	(1)	(3)		—	—	—	2	—
Loss related to interest rate swaps	—	(97)	97	35		—	—	—	62	0.04
Equity method investee acquisition-related and other adjustments	—	—	—	1		1	—	—	(2)	—
Gain on equity method investment exchange	—	—	—	(2)		—	43	—	(41)	(0.03)
Mark-to-market (gains)/losses from derivatives	54	—	54	10		—	—	—	44	0.03
Rounding	(1)	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP)	$1,028	$147	$881	$154	17.5%	$(84)	$—	$3	$808	$0.51
Net earnings from EU confectionery business divestiture	(14)	—	(14)	(2)		—	—	—	(12)	(0.01)
Net earnings from AMEA grocery business divestiture	(13)	—	(13)	(4)		—	—	—	(9)	—

Revised Adjusted (Non-GAAP)	$1,001	$147	$854	$148	17.3%	$(84)	$—	$3	$787	$0.50

Currency									42	0.02

Revised Adjusted @ Constant FX (Non-GAAP)									$829	$0.52

Diluted Average Shares Outstanding										1,587

	For the Three Months Ended March 31, 2015
	Operating Income	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Gain on Equity Method Investment Exchange	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$811	$386	$425	$113	26.6%	$—	$—	$(12)	$324	$0.19
2012-2014 Restructuring Program costs	(2)	—	(2)	(1)		—	—	—	(1)	—
2014-2018 Restructuring Program costs	224	—	224	49		—	—	—	175	0.11
Remeasurement of net monetary assets in Venezuela	11	—	11	1		—	—	—	10	0.01
(Income)/costs associated with the JDE coffee business transactions	28	551	(523)	(196)		—	—	—	(327)	(0.20)
Loss related to interest rate swaps	—	(34)	34	13		—	—	—	21	0.01
Net earnings from divestiture	—	—	—	(32)		—	—	—	32	0.02
Net earnings from Venezuelan subsidiaries	(53)	(2)	(51)	(19)		—	—	—	(32)	(0.02)
Reclassification of net earnings from historical coffee business	(130)	—	(130)	(17)		(113)	—	—	—	—
Divestiture-related costs	—	(1)	1	—		—	—	—	1	—
Acquisition-related costs	1	—	1	—		—	—	—	1	—
Loss on debt extinguishment and related expenses	—	(713)	713	261		—	—	—	452	0.27
Reclassification of equity method investment earnings	(25)	—	(25)	—		(25)	—	—	—	—
Mark-to-market (gains)/losses from derivatives	17	—	17	2		—	—	—	15	0.01
Rounding	(1)	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP)	$881	$187	$694	$174	25.1%	$(138)	$—	$(12)	$670	$0.40
Net earnings from EU confectionery business divestiture	(19)	—	(19)	(3)		—	—	—	(16)	(0.01)
Net earnings from AMEA grocery business divestiture	(14)	—	(14)	(4)		—	—	—	(10)	—

Revised Adjusted (Non-GAAP)	$848	$187	$661	$167	25.3%	$(138)	$—	$(12)	$644	$0.39

Diluted Average Shares Outstanding										1,665

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 3.6

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Twelve Months Ended December 31, 2016
	Operating Income	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Gain on Equity Method Investment Exchange	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$2,569	$1,115	$1,454	$129	8.9%	$(301)	$(43)	$10	$1,659	$1.05
2014-2018 Restructuring Program costs	1,086	—	1,086	288		—	—	—	798	0.51
Acquisition integration costs	7	—	7	—		—	—	—	7	0.01
Gain on sale of intangible asset	(15)	—	(15)	(3)		—	—	—	(12)	(0.01)
Intangible asset impairment charges	137	—	137	37		—	—	—	100	0.06
(Income)/costs associated with the JDE coffee business transactions	(2)	—	(2)	(3)		—	—	—	1	—
Loss related to interest rate swaps	—	(97)	97	36		—	—	—	61	0.04
Net earnings from divestiture	(2)	—	(2)	(1)		—	—	—	(1)	—
Divestiture-related costs	86	—	86	15		—	—	—	71	0.05
Gain on divestiture	(9)	—	(9)	—		—	—	—	(9)	—
Acquisition-related costs	1	—	1	—		—	—	—	1	—
Loss on debt extinguishment and related expenses	—	(427)	427	163		—	—	—	264	0.17
Equity method investee acquisition-related and other adjustments	—	—	—	3		(67)	—	—	64	0.04
Gain on equity method investment exchange	—	—	—	(2)		—	43	—	(41)	(0.03)
Mark-to-market (gains)/losses from derivatives	94	—	94	11		—	—	—	83	0.05
Rounding	1	—	1	1		—	—	—	—	—

Adjusted (Non-GAAP)	$3,953	$591	$3,362	$674	20.0%	$(368)	$—	$10	$3,046	$1.94
Net earnings from EU confectionery business divestiture	(74)	—	(74)	(13)		—	—	—	(61)	(0.04)
Net earnings from AMEA grocery business divestiture	(46)	—	(46)	(14)		—	—	—	(32)	(0.02)

Revised Adjusted (Non-GAAP)	$3,833	$591	$3,242	$647	20.0%	$(368)	$—	$10	$2,953	$1.88

Currency									104	0.06

Revised Adjusted @ Constant FX (Non-GAAP)									$3,057	$1.94

Diluted Average Shares Outstanding										1,573

	For the Twelve Months Ended December 31, 2015
	Operating Income	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Gain on Equity Method Investment Exchange	Non-controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$8,897	$1,013	$7,884	$593	7.5%	$—	$—	$24	$7,267	$4.44
2012-2014 Restructuring Program costs	(4)	—	(4)	(1)		—	—	—	(3)	—
2014-2018 Restructuring Program costs	1,002	—	1,002	262		—	—	—	740	0.45
Acquisition integration costs	9	—	9	—		—	—	—	9	—
Remeasurement of net monetary assets in Venezuela	11	—	11	1		—	—	—	10	0.01
Loss on deconsolidation of Venezuela	778	—	778	—		—	—	—	778	0.48
Intangible asset impairment charges	71	—	71	13		—	—	—	58	0.03
(Income)/costs associated with the JDE coffee business transactions	278	436	(158)	(145)		—	—	—	(13)	(0.01)
Loss related to interest rate swaps	—	(34)	34	13		—	—	—	21	0.01
Net earnings from divestiture	(8)	—	(8)	(33)		—	—	—	25	0.02
Net earnings from Venezuelan subsidiaries	(281)	3	(284)	(107)		—	—	—	(177)	(0.10)
Reclassification of net earnings from historical coffee business	(342)	—	(342)	(46)		(296)	—	—	—	—
Gain on the JDE coffee business transactions	(6,809)	—	(6,809)	(183)		—	—	—	(6,626)	(4.05)
Loss on divestiture	(13)	—	(13)	(22)		—	—	—	9	0.01
Divestiture-related costs	—	(1)	1	—		—	—	—	1	—
Acquisition-related costs	8	—	8	—		—	—	—	8	—
Loss on debt extinguishment and related expenses	—	(753)	753	275		—	—	—	478	0.29
Equity method investee acquisition-related and other adjustments	—	—	—	—		(107)	—	—	107	0.07
Reclassification of equity method investment earnings	(51)	—	(51)	—		(51)	—	—	—	—
Mark-to-market (gains)/losses from derivatives	(56)	—	(56)	(15)		—	—	—	(41)	(0.03)

Adjusted (Non-GAAP)	$3,490	$664	$2,826	$605	21.4%	$(454)	$—	$24	$2,651	$1.62
Net earnings from EU confectionery business divestiture	(82)	—	(82)	(13)		—	—	—	(69)	(0.04)
Net earnings from AMEA grocery business divestiture	(51)	—	(51)	(15)		—	—	—	(36)	(0.02)

Revised Adjusted (Non-GAAP)	$3,357	$664	$2,693	$577	21.4%	$(454)	$—	$24	$2,546	$1.56

Diluted Average Shares Outstanding										1,637

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 3.7

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Twelve Months Ended December 31, 2015
	Operating Income	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Gain on Equity Method Investment Exchange	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$8,897	$1,013	$7,884	$593	7.5%	$—	$—	$24	$7,267	$4.44
2012-2014 Restructuring Program costs	(4)	—	(4)	(1)		—	—	—	(3)	—
2014-2018 Restructuring Program costs	1,002	—	1,002	262		—	—	—	740	0.45
Acquisition integration costs	9	—	9	—		—	—	—	9	—
Remeasurement of net monetary assets in Venezuela	11	—	11	1		—	—	—	10	0.01
Loss on deconsolidation of Venezuela	778	—	778	—		—	—	—	778	0.48
Intangible asset impairment charges	71	—	71	13		—	—	—	58	0.03
(Income)/costs associated with the JDE coffee business transactions	278	436	(158)	(145)		—	—	—	(13)	(0.01)
Loss related to interest rate swaps	—	(34)	34	13		—	—	—	21	0.01
Net earnings from divestiture	(8)	—	(8)	(33)		—	—	—	25	0.02
Net earnings from Venezuelan subsidiaries	(281)	3	(284)	(107)		—	—	—	(177)	(0.10)
Reclassification of net earnings from historical coffee business	(342)	—	(342)	(46)		(296)	—	—	—	—
Gain on the JDE coffee business transactions	(6,809)	—	(6,809)	(183)		—	—	—	(6,626)	(4.05)
Loss on divestiture	(13)	—	(13)	(22)		—	—	—	9	0.01
Divestiture-related costs	—	(1)	1	—		—	—	—	1	—
Acquisition-related costs	8	—	8	—		—	—	—	8	—
Loss on debt extinguishment and related expenses	—	(753)	753	275		—	—	—	478	0.29
Equity method investee acquisition-related and other adjustments	—	—	—	—		(107)	—	—	107	0.07
Reclassification of equity method investment earnings	(51)	—	(51)	—		(51)	—	—	—	—
Mark-to-market (gains)/losses from derivatives	(56)	—	(56)	(15)		—	—	—	(41)	(0.03)

Adjusted (Non-GAAP)	$3,490	$664	$2,826	$605	21.4%	$(454)	$—	$24	$2,651	$1.62
Net earnings from EU confectionery business divestiture	(82)	—	(82)	(13)		—	—	—	(69)	(0.04)
Net earnings from AMEA grocery business divestiture	(51)	—	(51)	(15)		—	—	—	(36)	(0.02)

Revised Adjusted (Non-GAAP)	$3,357	$664	$2,693	$577	21.4%	$(454)	$—	$24	$2,546	$1.56

Currency									449	0.27

Revised Adjusted @ Constant FX (Non-GAAP)									$2,995	$1.83

Diluted Average Shares Outstanding										1,637

	For the Twelve Months Ended December 31, 2014
	Operating Income	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Equity Method Investment Net Losses / (Earnings)	Gain on Equity Method Investment Exchange	Non- controlling interest	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,242	$688	$2,554	$353	13.8%	$—	$—	$17	$2,184	$1.28
Spin-Off Costs	35	—	35	13		—	—	—	22	0.01
2012-2014 Restructuring Program costs	459	—	459	107		—	—	—	352	0.21
2014-2018 Restructuring Program costs	381	—	381	101		—	—	—	280	0.16
Integration Program and other acquisition integration costs	(4)	—	(4)	(1)		—	—	—	(3)	—
Remeasurement of net monetary assets in Venezuela	167	—	167	16		—	—	—	151	0.09
Intangible asset impairment charges	57	—	57	18		—	—	—	39	0.02
(Income)/costs associated with the JDE coffee business transactions	77	628	(551)	(219)		—	—	—	(332)	(0.19)
Net earnings from divestiture	(9)	—	(9)	—		—	—	—	(9)	(0.01)
Net earnings from Venezuelan subsidiaries	(175)	—	(175)	(90)		—	—	—	(85)	(0.05)
Reclassification of net earnings from historical coffee business	(646)	—	(646)	(74)		(572)	—	—	—	—
Acquisition-related costs	2	—	2	1		—	—	—	1	—
Loss on debt extinguishment and related expenses	—	(495)	495	188		—	—	—	307	0.18
Reclassification of equity method investment earnings	(104)	—	(104)	—		(104)	—	—	—	—
Mark-to-market (gains)/losses from derivatives	73	—	73	23		—	—	—	50	0.03

Adjusted (Non-GAAP)	$3,555	$821	$2,734	$436	15.9%	$(676)	$—	$17	$2,957	$1.73
Net earnings from EU confectionery business divestiture	(95)	—	(95)	(16)		—	—	—	(79)	(0.05)
Net earnings from AMEA grocery business divestiture	(58)	—	(58)	(17)		—	—	—	(41)	(0.02)

Revised Adjusted (Non-GAAP)	$3,402	$821	$2,581	$403	15.6%	$(676)	$—	$17	$2,837	$1.66

Diluted Average Shares Outstanding										1,709

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 4.1

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended March 31,
	2017	2016	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.41	$0.35	$0.06	17.1%
2014-2018 Restructuring Program costs	0.10	0.11	(0.01)
Intangible asset impairment charges	—	0.01	(0.01)
Benefit from the settlement of a Cadbury tax matter	(0.04)	—	(0.04)
Loss related to interest rate swaps	—	0.04	(0.04)
Divestiture-related costs	0.01	—	0.01
Equity method investee acquisition-related and other adjustments	0.02	—	0.02
Gain on equity method investment exchange	—	(0.03)	0.03
Mark-to-market (gains)/losses from derivatives	0.03	0.03	—

Adjusted EPS (Non-GAAP)	$0.53	$0.51	$0.02	3.9%
Net earnings from EU confectionery business divestiture	(0.01)	(0.01)	—
Net earnings from AMEA grocery business divestiture	—	—	—

Revised Adjusted EPS (Non-GAAP)	$0.52	$0.50	$0.02	4.0%
Impact of unfavorable currency	0.01	—	0.01

Revised Adjusted EPS @ Constant FX (Non-GAAP)	$0.53	$0.50	$0.03	6.0%

Schedule 4.2

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended December 31,
	2016	2015	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.06	$(0.45)	$0.51	113.3%
2014-2018 Restructuring Program costs	0.15	0.17	(0.02)
Loss on deconsolidation of Venezuela	—	0.48	(0.48)
Intangible asset impairment charges	0.05	0.03	0.02
(Income)/costs associated with the JDE coffee business transactions	—	0.02	(0.02)
Net earnings from Venezuelan subsidiaries	—	(0.03)	0.03
Gain on the JDE coffee business transactions	—	0.19	(0.19)
Loss on debt extinguishment and related expenses	0.17	0.02	0.15
Equity method investee acquisition-related and other adjustments	0.01	—	0.01
Mark-to-market (gains)/losses from derivatives	0.03	(0.01)	0.04

Adjusted EPS (Non-GAAP)	$0.47	$0.42	$0.05	11.9%
Net earnings from EU confectionery business divestiture	(0.02)	(0.01)	(0.01)
Net earnings from AMEA grocery business divestiture	—	(0.01)	0.01

Revised Adjusted EPS (Non-GAAP)	$0.45	$0.40	$0.05	12.5%
Impact of unfavorable currency	—	—	—

Revised Adjusted EPS @ Constant FX (Non-GAAP)	$0.45	$0.40	$0.05	12.5%

Schedule 4.3

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended September 30,
	2016	2015	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.35	$4.46	$(4.11)	(92.2)%
2014-2018 Restructuring Program costs	0.14	0.11	0.03
(Income)/costs associated with the JDE coffee business transactions	—	0.04	(0.04)
Net earnings from Venezuelan subsidiaries	—	(0.04)	0.04
Gain on the JDE coffee business transactions	—	(4.25)	4.25
Equity method investee acquisition-related and other adjustments	0.03	0.06	(0.03)

Adjusted EPS (Non-GAAP)	$0.52	$0.38	$0.14	36.8%
Net earnings from EU confectionery business divestiture	(0.01)	(0.01)	—
Net earnings from AMEA grocery business divestiture	—	—	—

Revised Adjusted EPS (Non-GAAP)	$0.51	$0.37	$0.14	37.8%
Impact of unfavorable currency	0.01	—	0.01

Revised Adjusted EPS @ Constant FX (Non-GAAP)	$0.52	$0.37	$0.15	40.5%

Schedule 4.4

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended June 30,
	2016	2015	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.29	$0.25	$0.04	16.0%
2014-2018 Restructuring Program costs	0.11	0.08	0.03
(Income)/costs associated with the JDE coffee business transactions	—	0.13	(0.13)
Net earnings from Venezuelan subsidiaries	—	(0.03)	0.03
Loss on divestiture	—	0.01	(0.01)
Divestiture-related costs	0.04	—	0.04
Mark-to-market (gains)/losses from derivatives	—	(0.02)	0.02

Adjusted EPS (Non-GAAP)	$0.44	$0.42	$0.02	4.8%
Net earnings from EU confectionery business divestiture	(0.01)	(0.01)	—
Net earnings from AMEA grocery business divestiture	—	(0.01)	0.01

Revised Adjusted EPS (Non-GAAP)	$0.43	$0.40	$0.03	7.5%
Impact of unfavorable currency	0.01	—	0.01

Revised Adjusted EPS @ Constant FX (Non-GAAP)	$0.44	$0.40	$0.04	10.0%

Schedule 4.5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended March 31,
	2016	2015	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.35	$0.19	$0.16	84.2%
2014-2018 Restructuring Program costs	0.11	0.11	—
Remeasurement of net monetary assets in Venezuela	—	0.01	(0.01)
Intangible asset impairment charges	0.01	—	0.01
(Income)/costs associated with the JDE coffee business transactions	—	(0.20)	0.20
Loss related to interest rate swaps	0.04	0.01	0.03
Net earnings from Venezuelan subsidiaries	—	(0.02)	0.02
Net earnings from divestiture	—	0.02	(0.02)
Loss on debt extinguishment and related expenses	—	0.27	(0.27)
Gain on equity method investment exchange	(0.03)	—	(0.03)
Mark-to-market (gains)/losses from derivatives	0.03	0.01	0.02

Adjusted EPS (Non-GAAP)	$0.51	$0.40	$0.11	27.5%
Net earnings from EU confectionery business divestiture	(0.01)	(0.01)	—
Net earnings from AMEA grocery business divestiture	—	—	—

Revised Adjusted EPS (Non-GAAP)	$0.50	$0.39	$0.11	28.2%
Impact of unfavorable currency	0.02	—	0.02

Revised Adjusted EPS @ Constant FX (Non-GAAP)	$0.52	$0.39	$0.13	33.3%

Schedule 4.6

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Twelve Months Ended December 31,
	2016	2015	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$1.05	$4.44	$(3.39)	(76.4)%
2014-2018 Restructuring Program costs	0.51	0.45	0.06
Acquisition integration costs	0.01	—	0.01
Remeasurement of net monetary assets in Venezuela	—	0.01	(0.01)
Loss on deconsolidation of Venezuela	—	0.48	(0.48)
Gain on sale of intangible asset	(0.01)	—	(0.01)
Intangible asset impairment charges	0.06	0.03	0.03
(Income)/costs associated with the JDE coffee business transactions	—	(0.01)	0.01
Loss related to interest rate swaps	0.04	0.01	0.03
Net earnings from Venezuelan subsidiaries	—	(0.10)	0.10
Net earnings from divestiture	—	0.02	(0.02)
Gain on the JDE coffee business transactions	—	(4.05)	4.05
Loss on divestiture	—	0.01	(0.01)
Divestiture-related costs	0.05	—	0.05
Loss on debt extinguishment and related expenses	0.17	0.29	(0.12)
Equity method investee acquisition-related and other adjustments	0.04	0.07	(0.03)
Gain on equity method investment exchange	(0.03)	—	(0.03)
Mark-to-market (gains)/losses from derivatives	0.05	(0.03)	0.08

Adjusted EPS (Non-GAAP)	$1.94	$1.62	$0.32	19.8%
Net earnings from EU confectionery business divestiture	(0.04)	(0.04)	—
Net earnings from AMEA grocery business divestiture	(0.02)	(0.02)	—

Revised Adjusted EPS (Non-GAAP)	$1.88	$1.56	$0.32	20.5%
Impact of unfavorable currency	0.06	—	0.06

Revised Adjusted EPS @ Constant FX (Non-GAAP)	$1.94	$1.56	$0.38	24.4%

Schedule 4.7

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Twelve Months Ended December 31,
	2015	2014	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$4.44	$1.28	$3.16	246.9%
Spin-Off Costs	—	0.01	(0.01)
2012-2014 Restructuring Program costs	—	0.21	(0.21)
2014-2018 Restructuring Program costs	0.45	0.16	0.29
Remeasurement of net monetary assets in Venezuela	0.01	0.09	(0.08)
Loss on deconsolidation of Venezuela	0.48	—	0.48
Intangible asset impairment charges	0.03	0.02	0.01
(Income)/costs associated with the JDE coffee business transactions	(0.01)	(0.19)	0.18
Loss related to interest rate swaps	0.01	—	0.01
Net earnings from divestiture	0.02	(0.01)	0.03
Net earnings from Venezuelan subsidiaries	(0.10)	(0.05)	(0.05)
Gain on the JDE coffee business transactions	(4.05)	—	(4.05)
Loss on divestiture	0.01	—	0.01
Loss on debt extinguishment and related expenses	0.29	0.18	0.11
Equity method investee acquisition-related and other adjustments	0.07	—	0.07
Mark-to-market (gains)/losses from derivatives	(0.03)	0.03	(0.06)

Adjusted EPS (Non-GAAP)	$1.62	$1.73	$(0.11)	(6.4)%
Net earnings from EU confectionery business divestiture	(0.04)	(0.05)	0.01
Net earnings from AMEA grocery business divestiture	(0.02)	(0.02)	—

Revised Adjusted EPS (Non-GAAP)	$1.56	$1.66	$(0.10)	(6.0)%
Impact of unfavorable currency	0.27	—	0.27

Revised Adjusted EPS @ Constant FX (Non-GAAP)	$1.83	$1.66	$0.17	10.2%

Schedule 5.1

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended March 31, 2017
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$910		$1,491		$2,365		$1,648		$—	$—	$—	$—	$6,414
Divestiture	—		—		—		—		—	—	—	—	—

Adjusted (Non-GAAP)	$910		$1,491		$2,365		$1,648		$—	$—	$—	$—	$6,414
EU confectionery business divestiture	—		—		(60)		—		—	—	—	—	(60)
AMEA grocery business divestiture	—		(54)		—		—		—	—	—	—	(54)

Revised Adjusted (Non-GAAP)	$910		$1,437		$2,305		$1,648		$—	$—	$—	$—	$6,300

Operating Income
Reported (GAAP)	$111		$181		$409		$292		$(51)	$(58)	$(44)	$—	$840
2014-2018 Restructuring Program costs	33		35		81		51		—	11	—	—	211
Acquisition integration costs	—		1		—		—		—	—	—	—	1
Benefit from the settlement of a Cadbury tax matter	—		—		(46)		—		—	—	—	—	(46)
(Income)/costs associated with the JDE coffee business transactions	—		—		(1)		—		—	1	—	—	—
Divestiture-related costs	—		1		18		—		—	—	—	—	19
Mark-to-market (gains)/losses from derivatives	—		—		—		—		51	—	—	—	51
Rounding	—		—		—		—		—	(1)	—	—	(1)

Adjusted (Non-GAAP)	$144		$218		$461		$343		$—	$(47)	$(44)	$—	$1,075
Operating income from EU confectionery business divestiture	—		—		(11)		—		—	—	—	—	(11)
Operating income from AMEA grocery business divestiture	—		(9)		—		—		—	—	—	—	(9)

Revised Adjusted (Non-GAAP)	$144		$209		$450		$343		$—	$(47)	$(44)	$—	$1,055
Currency	(16)		—		31		1		—	(2)	(1)	—	13

Revised Adjusted @ Constant FX (Non-GAAP)	$128		$209		$481		$344		$—	$(49)	$(45)	$—	$1,068

% Change - Reported (GAAP)	65.7%		(4.7)%		16.2%		7.7%		n/m	3.3%	0.0%	n/m	16.3%
% Change - Adjusted (Non-GAAP)	69.4%		(5.6)%		(0.4)%		0.9%		n/m	0.0%	0.0%	n/m	4.6%
% Change - Revised Adjusted (Non-GAAP)	69.4%		(4.6)%		0.2%		0.9%		n/m	2.1%	0.0%	n/m	5.4%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	50.6%		(4.6)%		7.1%		1.2%		n/m	(2.1)%	(2.3)%	n/m	6.7%
Operating Income Margin
Reported %	12.2%		12.1%		17.3%		17.7%						13.1%
Reported pp change	4.0	pp	(0.4	)pp	2.9	pp	1.5	pp					1.9	pp
Adjusted %	15.8%		14.6%		19.5%		20.8%						16.8%
Adjusted pp change	5.4	pp	(0.6	)pp	0.6	pp	0.5	pp					0.9	pp
Revised Adjusted %	15.8%		14.5%		19.5%		20.8%						16.7%
Revised Adjusted pp change	5.4	pp	(0.5	)pp	0.7	pp	0.5	pp					0.9	pp

	For the Three Months Ended March 31, 2016
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$817		$1,515		$2,448		$1,675		$—	$—	$—	$—	$6,455
Divestiture	(2)		—		—		—		—	—	—	—	(2)

Adjusted (Non-GAAP)	$815		$1,515		$2,448		$1,675		$—	$—	$—	$—	$6,453
EU confectionery business divestiture	—		—		(65)		—		—	—	—	—	(65)
AMEA grocery business divestiture	—		(56)		—		—		—	—	—	—	(56)

Revised Adjusted (Non-GAAP)	$815		$1,459		$2,383		$1,675		$—	$—	$—	$—	$6,332

Operating Income
Reported (GAAP)	$67		$190		$352		$271		$(54)	$(60)	$(44)	$—	$722
2014-2018 Restructuring Program costs	19		37		97		69		—	15	—	—	237
Acquisition integration costs	—		4		—		—		—	(1)	—	—	3
Intangible asset impairment charges	—		—		14		—		—	—	—	—	14
(Income)/costs associated with the JDE coffee business transactions	—		—		—		—		—	(1)	—	—	(1)
Operating income from divestiture	(1)		—		—		—		—	1	—	—	—
Mark-to-market (gains)/losses from derivatives	—		—		—		—		54	—	—	—	54
Rounding	—		—		—		—		—	(1)	—	—	(1)

Adjusted (Non-GAAP)	$85		$231		$463		$340		$—	$(47)	$(44)	$—	$1,028
Operating income from EU confectionery business divestiture	—		—		(14)		—		—	—	—	—	(14)
Operating income from AMEA grocery business divestiture	—		(12)		—		—		—	(1)	—	—	(13)

Revised Adjusted (Non-GAAP)	$85		$219		$449		$340		$—	$(48)	$(44)	$—	$1,001

Operating Income Margin
Reported %	8.2%		12.5%		14.4%		16.2%						11.2%
Adjusted %	10.4%		15.2%		18.9%		20.3%						15.9%
Revised Adjusted %	10.4%		15.0%		18.8%		20.3%						15.8%

Schedule 5.2

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended December 31, 2016
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$864		$1,412		$2,682		$1,812		$—	$—	$—	$—	$6,770
Divestiture	(2)		—		—		—		—	—	—	—	(2)

Adjusted (Non-GAAP)	$862		$1,412		$2,682		$1,812		$—	$—	$—	$—	$6,768
EU confectionery business divestiture	—		(1)		(98)		(8)		—	—	—	—	(107)
AMEA grocery business divestiture	—		(58)		—		—		—	—	—	—	(58)

Revised Adjusted (Non-GAAP)	$862		$1,353		$2,584		$1,804		$—	$—	$—	$—	$6,603

Operating Income
Reported (GAAP)	$80		$2		$343		$238		$(45)	$(75)	$(44)	$8	$507
2014-2018 Restructuring Program costs	60		45		132		59		—	24	—	—	320
Acquisition integration costs	—		1		—		—		—	—	—	—	1
Gain on sale of intangible asset	—		—		(2)		—		—	—	—	—	(2)
Intangible asset impairment charges	2		45		27		32		—	1	—	—	107
Divestiture-related costs	—				2		—		—	—	—	—	2
Gain on divestiture	—		—		—		—		—	—	—	(9)	(9)
Acquisition-related costs	—		—		—		—		—	—	—	1	1
Mark-to-market (gains)/losses from derivatives	—		—		—		—		45	—	—	—	45
Rounding	—		—		—		—		—	1	—	—	1

Adjusted (Non-GAAP)	$142		$93		$502		$329		$—	$(49)	$(44)	$—	$973
Operating income from EU confectionery business divestiture	—		—		(26)		(5)		—	(1)	—	—	(32)
Operating income from AMEA grocery business divestiture	—		(10)		(1)		—		—	1	—	—	(10)

Revised Adjusted (Non-GAAP)	$142		$83		$475		$324		$—	$(49)	$(44)	$—	$931
Currency	(3)		(1)		45		(1)			3	(1)	—	42

Revised Adjusted @ Constant FX (Non-GAAP)	$139		$82		$520		$323		$—	$(46)	$(45)	$—	$973

% Change - Reported (GAAP)	27.0%		(103.8)%		(14.7)%		(17.4)%		n/m	47.6%	0.0%	n/m	(191.0)%
% Change - Adjusted (Non-GAAP)	97.2%		0.0%		(3.6)%		(8.9)%		n/m	37.2%	0.0%	n/m	5.2%
% Change - Revised Adjusted (Non-GAAP)	97.2%		2.5%		(4.4)%		(9.0)%		n/m	(37.2)%	0.0%	n/m	5.3%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	93.1%		1.2%		4.6%		(9.3)%		n/m	41.0%	(2.3)%	n/m	10.1%
Operating Income Margin
Reported %	9.3%		0.1%		12.8%		13.1%						7.5%
Reported pp change	4.3	pp	3.7	pp	(1.5	)pp	(2.7	)pp					15.1	pp
Adjusted %	16.5%		6.6%		18.7%		18.2%						14.4%
Adjusted pp change	8.2	pp	0.3	pp	0.2	pp	(1.6	)pp					1.1	pp
Revised Adjusted %	16.5%		6.1%		18.4%		18.0%						14.1%
Revised Adjusted pp change	8.2	pp	0.4	pp	0.1	pp	(1.6	)pp					1.1	pp

	For the Three Months Ended December 31, 2015
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$1,258		$1,468		$2,815		$1,823		$—	$—	$—	$—	$7,364
Divestiture	(3)		—		—		—		—	—	—	—	(3)
Historical Venezuelan operations	(383)		—		—		—		—	—	—	—	(383)

Adjusted (Non-GAAP)	$872		$1,468		$2,815		$1,823		$—	$—	$—	$—	$6,978
EU confectionery business divestiture	—		3		(100)		(9)		—	—	—	—	(106)
AMEA grocery business divestiture	—		(57)		(1)		—		—	—	—	—	(58)

Revised Adjusted (Non-GAAP)	$872		$1,414		$2,714		$1,814		$—	$—	$—	$—	$6,814

Operating Income
Reported (GAAP)	$63		$(53)		$402		$288		$21	$(143)	$(44)	$(1,091)	$(557)
2012-2014 Restructuring Program costs	—		(1)		(1)		—		—	1	—	—	(1)
2014-2018 Restructuring Program costs	78		97		76		73		—	51	—	—	375
Acquisition integration costs	—		5		—		—		—	(1)	—	—	4
Loss on deconsolidation of Venezuela	—		—		—		—		—	—	—	778	778
Intangible asset impairment charges	5		44		22		—		—	—	—	—	71
(Income)/costs associated with the JDE coffee business transactions	—		1		22		—		—	16	—	—	39
Operating income from divestiture	(1)		—		—		—		—	(1)	—	—	(2)
Historical Venezuelan operations	(73)		—		—		—		—	—	—	—	(73)
Gain on the JDE coffee business transactions	—		—		—		—		—	—	—	313	313
Mark-to-market (gains)/losses from derivatives	—		—		—		—		(21)	—	—	—	(21)
Rounding	—		—		—		—		—	(1)	—	—	(1)

Adjusted (Non-GAAP)	$72		$93		$521		$361		$—	$(78)	$(44)	$—	$925
Operating income from EU confectionery business divestiture	—		1		(24)		(5)		—	1	—	—	(27)
Operating income from AMEA grocery business divestiture	—		(13)		—		—		—	(1)	—	—	(14)

Revised Adjusted (Non-GAAP)	$72		$81		$497		$356		$—	$(78)	$(44)	$—	$884

Operating Income Margin
Reported %	5.0%		(3.6)%		14.3%		15.8%						(7.6)%
Adjusted %	8.3%		6.3%		18.5%		19.8%						13.3%
Revised Adjusted %	8.3%		5.7%		18.3%		19.6%						13.0%

Schedule 5.3

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended September 30, 2016
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$868		$1,443		$2,332		$1,753		$—	$—	$—	$—	$6,396
Divestiture	(2)		—		—		—		—	—	—	—	(2)

Adjusted (Non-GAAP)	$866		$1,443		$2,332		$1,753		$—	$—	$—	$—	$6,394
EU confectionery business divestiture	—		(1)		(69)		(5)		—	—	—	—	(75)
AMEA grocery business divestiture	—		(59)		—		—		—	—	—	—	(59)

Revised Adjusted (Non-GAAP)	$866		$1,383		$2,263		$1,748		$—	$—	$—	$—	$6,260

Operating Income
Reported (GAAP)	$92		$165		$316		$274		$(12)	$(89)	$(44)	$—	$702
2014-2018 Restructuring Program costs	42		18		121		105		—	15	—	—	301
Acquisition integration costs	—		(1)		—		—		—	1	—	—	—
Gain on sale of intangible asset	—		—		—		(7)		—	—	—	—	(7)
Intangible asset impairment charges	—		—		4		—		—	—	—	—	4
(Income)/costs associated with the JDE coffee business transactions	—		—		(3)		—		—	1	—	—	(2)
Operating income from divestiture	(1)		—		—		—		—	—	—	—	(1)
Mark-to-market (gains)/losses from derivatives	—		—		—		—		12	—	—	—	12
Rounding	—		—		—		—		—	1	—	—	1

Adjusted (Non-GAAP)	$133		$182		$438		$372		$—	$(71)	$(44)	$—	$1,010
Operating income from EU confectionery business divestiture	—		(1)		(13)		(3)		—	—	—	—	(17)
Operating income from AMEA grocery business divestiture	—		(12)		—		—		—	(1)	—	—	(13)

Revised Adjusted (Non-GAAP)	$133		$169		$425		$369		$—	$(72)	$(44)	$—	$980
Currency	8		3		27		—			(7)	(1)	—	30

Revised Adjusted @ Constant FX (Non-GAAP)	$141		$172		$452		$369		$—	$(79)	$(45)	$—	$1,010

% Change - Reported (GAAP)	(31.3)%		47.3%		2.3%		(0.4)%		n/m	6.3%	2.2%	n/m	(91.0)%
% Change - Adjusted (Non-GAAP)	46.2%		13.8%		11.5%		11.7%		n/m	(73.2)%	2.2%	n/m	13.4%
% Change - Revised Adjusted (Non-GAAP)	46.2%		14.2%		13.6%		11.5%		n/m	75.6%	(2.2)%	n/m	14.2%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	54.9%		16.2%		20.9%		11.5%		n/m	(92.7)%	0.0%	n/m	17.7%
Operating Income Margin
Reported %	10.6%		11.4%		13.6%		15.6%						11.0%
Reported pp change	(0.3	)pp	3.7	pp	0.8	pp	(0.1	)pp					(102.9	)pp
Adjusted %	15.4%		12.6%		18.8%		21.2%						15.8%
Adjusted pp change	5.5	pp	1.6	pp	2.5	pp	2.2	pp					2.2	pp
Revised Adjusted %	15.4%		12.2%		18.8%		21.1%						15.7%
Revised Adjusted pp change	5.5	pp	1.6	pp	2.8	pp	2.2	pp					2.3	pp

	For the Three Months Ended September 30, 2015
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$1,233		$1,455		$2,405		$1,756		$—	$—	$—	$—	$6,849
Divestiture	(2)		—		—		—		—	—	—	—	(2)
Historical Venezuelan operations	(315)		—		—		—		—	—	—	—	(315)

Adjusted (Non-GAAP)	$916		$1,455		$2,405		$1,756		$—	$—	$—	$—	$6,532
EU confectionery business divestiture	—		(1)		(74)		(3)		—	—	—	—	(78)
AMEA grocery business divestiture	—		(58)		—		—		—	—	—	—	(58)

Revised Adjusted (Non-GAAP)	$916		$1,396		$2,331		$1,753		$—	$—	$—	$—	$6,396

Operating Income
Reported (GAAP)	$134		$112		$309		$275		$(4)	$(95)	$(45)	$7,116	$7,802
2014-2018 Restructuring Program costs	36		43		55		58		—	29	—	—	221
Acquisition integration costs	—		3		—		—		—	1	—	—	4
(Income)/costs associated with the JDE coffee business transactions	—		2		29		—		—	23	—	—	54
Operating income from divestiture	(1)		—		—		—		—	1	—	—	—
Historical Venezuelan operations	(78)		—		—		—		—	—	—	—	(78)
Gain on the JDE coffee business transactions	—		—		—		—		—	—	—	(7,122)	(7,122)
Acquisition-related costs	—		—		—		—		—	—	—	6	6
Mark-to-market (gains)/losses from derivatives	—		—		—		—		4	—	—	—	4

Adjusted (Non-GAAP)	$91		$160		$393		$333		$—	$(41)	$(45)	$—	$891
Operating income from EU confectionery business divestiture	—		—		(18)		(2)		—	(2)	—	—	(22)
Operating income from AMEA grocery business divestiture	—		(12)		(1)		—		—	2	—	—	(11)

Revised Adjusted (Non-GAAP)	$91		$148		$374		$331		$—	$(41)	$(45)	$—	$858

Operating Income Margin
Reported %	10.9%		7.7%		12.8%		15.7%						113.9%
Adjusted %	9.9%		11.0%		16.3%		19.0%						13.6%
Revised Adjusted %	9.9%		10.6%		16.0%		18.9%						13.4%

Schedule 5.4

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended June 30, 2016
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$843		$1,446		$2,293		$1,720		$—	$—	$—	$—	$6,302
Divestiture	(2)		—		—		—		—	—	—	—	(2)

Adjusted (Non-GAAP)	$841		$1,446		$2,293		$1,720		$—	$—	$—	$—	$6,300
EU confectionery business divestiture	—		(1)		(61)		—		—	—	—	—	(62)
AMEA grocery business divestiture	—		(57)		(1)		—		—	—	—	—	(58)

Revised Adjusted (Non-GAAP)	$841		$1,388		$2,231		$1,720		$—	$—	$—	$—	$6,180

Operating Income
Reported (GAAP)	$32		$149		$256		$295		$17	$(67)	$(44)	$—	$638
2014-2018 Restructuring Program costs	44		44		48		71		—	21	—	—	228
Acquisition integration costs	—		3		—		—		—	—	—	—	3
Gain on sale of intangible asset	—		—		(6)		—		—	—	—	—	(6)
Intangible asset impairment charges	—		—		5		7		—	—	—	—	12
(Income)/costs associated with the JDE coffee business transactions	—		—		—		—		—	1	—	—	1
Operating income from divestiture	—		—		—		—		—	(1)	—	—	(1)
Divestiture-related costs	—				84		—		—	—	—	—	84
Mark-to-market (gains)/losses from derivatives	—		—		—		—		(17)	—	—	—	(17)

Adjusted (Non-GAAP)	$76		$196		$387		$373		$—	$(46)	$(44)	$—	$942
Operating income from EU confectionery business divestiture	—		—		(12)		—		—	1	—	—	(11)
Operating income from AMEA grocery business divestiture	—		(11)		—		—		—	1	—	—	(10)

Revised Adjusted (Non-GAAP)	$76		$185		$375		$373		$—	$(44)	$(44)	$—	$921
Currency	20		11		10		2			(3)	(3)	—	37

Revised Adjusted @ Constant FX (Non-GAAP)	$96		$196		$385		$375		$—	$(47)	$(47)	$—	$958

% Change - Reported (GAAP)	(76.1)%		(10.8)%		(14.1)%		13.0%		n/m	5.6%	4.3%	n/m	(24.1)%
% Change - Adjusted (Non-GAAP)	(26.2)%		18.8%		14.5%		28.2%		n/m	19.3%	4.3%	n/m	18.8%
% Change - Revised Adjusted (Non-GAAP)	(26.2)%		20.9%		15.7%		28.2%		n/m	(22.8)%	(4.3)%	n/m	20.1%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	(6.8)%		28.1%		18.8%		28.9%		n/m	17.5%	(2.2)%	n/m	24.9%
Operating Income Margin
Reported %	3.8%		10.3%		11.2%		17.2%						10.1%
Reported pp change	(7.0	)pp	(0.6	)pp	1.8	pp	2.0	pp					(0.9	)pp
Adjusted %	9.0%		13.6%		16.9%		21.7%						15.0%
Adjusted pp change	(2.0	)pp	2.5	pp	2.5	pp	4.7	pp					2.8	pp
Revised Adjusted %	9.0%		13.3%		16.8%		21.7%						14.9%
Revised Adjusted pp change	(2.0	)pp	2.6	pp	2.5	pp	4.7	pp					2.8	pp

	For the Three Months Ended June 30, 2015
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$1,240		$1,527		$3,181		$1,713		$—	$—	$—	$—	$7,661
Divestiture	(2)		—		—		—		—	—	—	—	(2)
Historical Venezuelan operations	(301)		—		—		—		—	—	—	—	(301)
Historical coffee business	—		(36)		(839)		—		—	—	—	—	(875)

Adjusted (Non-GAAP)	$937		$1,491		$2,342		$1,713		$—	$—	$—	$—	$6,483
EU confectionery business divestiture	—		(3)		(73)		—		—	—	—	—	(76)
AMEA grocery business divestiture	—		(60)		(1)		—		—	—	—	—	(61)

Revised Adjusted (Non-GAAP)	$937		$1,428		$2,268		$1,713		$—	$—	$—	$—	$6,346

Operating Income
Reported (GAAP)	$134		$167		$298		$261		$86	$(71)	$(46)	$12	$841
2012-2014 Restructuring Program costs	—		—		—		(1)		—	—	—	—	(1)
2014-2018 Restructuring Program costs	46		34		59		32		—	11	—	—	182
Acquisition integration costs	—		2		—		—		—	(1)	—	—	1
(Income)/costs associated with the JDE coffee business transactions	1		4		148		—		—	4	—	—	157
Operating income from divestiture	(1)		(4)		—		—		—	(1)	—	—	(6)
Historical Venezuelan operations	(77)		—		—		—		—	—	—	—	(77)
Historical coffee business	—		(14)		(167)		—		(30)	(1)	—	—	(212)
Gain on divestiture	—		—		—		—		—	—	—	(13)	(13)
Acquisition-related costs	—		—		—		—		—	—	—	1	1
Reclassification of equity method investment earnings	—		(24)		—		(1)		—	—	—	(1)	(26)
Mark-to-market (gains)/losses from derivatives	—		—		—		—		(56)	—	—	—	(56)
Rounding	—		—		—		—		—	2	—	—	2

Adjusted (Non-GAAP)	$103		$165		$338		$291		$—	$(57)	$(46)	$(1)	$793
Operating income from EU confectionery business divestiture	—		(1)		(14)		—		—	1	—	—	(14)
Operating income from AMEA grocery business divestiture	—		(11)		—		—		—	(1)	—	—	(12)

Revised Adjusted (Non-GAAP)	$103		$153		$324		$291		$—	$(57)	$(46)	$(1)	$767

Operating Income Margin
Reported %	10.8%		10.9%		9.4%		15.2%						11.0%
Adjusted %	11.0%		11.1%		14.4%		17.0%						12.2%
Revised Adjusted %	11.0%		10.7%		14.3%		17.0%						12.1%

Schedule 5.5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Three Months Ended March 31, 2016
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$817		$1,515		$2,448		$1,675		$—	$—	$—	$—	$6,455
Divestiture	(2)		—		—		—		—	—	—	—	(2)

Adjusted (Non-GAAP)	$815		$1,515		$2,448		$1,675		$—	$—	$—	$—	$6,453
EU confectionery business divestiture	—		—		(65)		—		—	—	—	—	(65)
AMEA grocery business divestiture	—		(56)		—		—		—	—	—	—	(56)

Revised Adjusted (Non-GAAP)	$815		$1,459		$2,383		$1,675		$—	$—	$—	$—	$6,332

Operating Income
Reported (GAAP)	$67		$190		$352		$271		$(54)	$(60)	$(44)	$—	$722
2014-2018 Restructuring Program costs	19		37		97		69		—	15	—	—	237
Acquisition integration costs	—		4		—		—		—	(1)	—	—	3
Intangible asset impairment charges	—		—		14		—		—	—	—	—	14
(Income)/costs associated with the JDE coffee business transactions	—		—		—		—		—	(1)	—	—	(1)
Operating income from divestiture	(1)		—		—		—		—	1	—	—	—
Mark-to-market (gains)/losses from derivatives	—		—		—		—		54	—	—	—	54
Rounding	—		—		—		—		—	(1)	—	—	(1)

Adjusted (Non-GAAP)	$85		$231		$463		$340		$—	$(47)	$(44)	$—	$1,028
Operating income from EU confectionery business divestiture	—		—		(14)		—		—	—	—	—	(14)
Operating income from AMEA grocery business divestiture	—		(12)		—		—		—	(1)	—	—	(13)

Revised Adjusted (Non-GAAP)	$85		$219		$449		$340		$—	$(48)	$(44)	$—	$1,001
Currency	40		10		12		2			1	(3)	—	62

Revised Adjusted @ Constant FX (Non-GAAP)	$125		$229		$461		$342		$—	$(47)	$(47)	$—	$1,063

% Change - Reported (GAAP)	(56.5)%		16.6%		3.2%		(3.6)%		n/m	18.9%	4.3%	n/m	(11.0)%
% Change - Adjusted (Non-GAAP)	(37.5)%		40.0%		23.1%		14.5%		n/m	0.0%	4.3%	n/m	16.7%
% Change - Revised Adjusted (Non-GAAP)	(37.5)%		46.0%		24.7%		15.3%		n/m	2.1%	(4.3)%	n/m	18.0%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	(8.1)%		52.7%		28.1%		15.9%		n/m	0.0%	(2.2)%	n/m	25.4%
Operating Income Margin
Reported %	8.2%		12.5%		14.4%		16.2%						11.2%
Reported pp change	(4.1	)pp	2.0	pp	4.0	pp	(0.5	)pp					0.8	pp
Adjusted %	10.4%		15.2%		18.9%		20.3%						15.9%
Adjusted pp change	(2.7	)pp	4.4	pp	4.1	pp	2.6	pp					2.9	pp
Revised Adjusted %	10.4%		15.0%		18.8%		20.3%						15.8%
Revised Adjusted pp change	(2.7	)pp	4.7	pp	4.3	pp	2.7	pp					3.1	pp

	For the Three Months Ended March 31, 2015
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$1,257		$1,552		$3,271		$1,682		$—	$—	$—	$—	$7,762
Divestiture	(2)		—		—		—		—	—	—	—	(2)
Historical Venezuelan operations	(218)		—		—		—		—	—	—	—	(218)
Historical coffee business	—		(30)		(722)		—		—	—	—	—	(752)

Adjusted (Non-GAAP)	$1,037		$1,522		$2,549		$1,682		$—	$—	$—	$—	$6,790
EU confectionery business divestiture	—		(2)		(69)		(2)		—	—	—	—	(73)
AMEA grocery business divestiture	—		(62)		—		—		—	—	—	—	(62)

Revised Adjusted (Non-GAAP)	$1,037		$1,458		$2,480		$1,680		$—	$—	$—	$—	$6,655

Operating Income
Reported (GAAP)	$154		$163		$341		$281		$(7)	$(74)	$(46)	$(1)	$811
2012-2014 Restructuring Program costs	—		(1)		—		(1)		—	—	—	—	(2)
2014-2018 Restructuring Program costs	24		33		131		20		—	16	—	—	224
Remeasurement of net monetary assets in Venezuela	11		—		—		—		—	—	—	—	11
(Income)/costs associated with the JDE coffee business transactions	—		2		16		—		—	10	—	—	28
Operating income from divestiture	—		(1)		—		—		—	1	—	—	—
Historical Venezuelan operations	(53)		—		—		—		—	—	—	—	(53)
Historical coffee business	—		(9)		(112)		—		(10)	1	—	—	(130)
Acquisition-related costs	—		—		—		—		—	—	—	1	1
Reclassification of equity method investment earnings	—		(22)		—		(3)		—	—	—	—	(25)
Mark-to-market (gains)/losses from derivatives	—		—		—		—		17	—	—	—	17
Rounding	—		—		—		—		—	(1)	—	—	(1)

Adjusted (Non-GAAP)	$136		$165		$376		$297		$—	$(47)	$(46)	$—	$881
Operating income from EU confectionery business divestiture	—		(1)		(16)		(2)		—	—	—	—	(19)
Operating income from AMEA grocery business divestiture	—		(14)		—		—		—	—	—	—	(14)

Revised Adjusted (Non-GAAP)	$136		$150		$360		$295		$—	$(47)	$(46)	$—	$848

Operating Income Margin
Reported %	12.3%		10.5%		10.4%		16.7%						10.4%
Adjusted %	13.1%		10.8%		14.8%		17.7%						13.0%
Revised Adjusted %	13.1%		10.3%		14.5%		17.6%						12.7%

Schedule 5.6

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Twelve Months Ended December 31, 2016
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$3,392		$5,816		$9,755		$6,960		$—	$—	$—	$—	$25,923
Divestiture	(8)		—		—		—		—	—	—	—	(8)

Adjusted (Non-GAAP)	$3,384		$5,816		$9,755		$6,960		$—	$—	$—	$—	$25,915
EU confectionery business divestiture	—		(3)		(293)		(13)		—	—	—	—	(309)
AMEA grocery business divestiture	—		(230)		(1)		—		—	—	—	—	(231)

Revised Adjusted (Non-GAAP)	$3,384		$5,583		$9,461		$6,947		$—	$—	$—	$—	$25,375

Operating Income
Reported (GAAP)	$271		$506		$1,267		$1,078		$(94)	$(291)	$(176)	$8	$2,569
2014-2018 Restructuring Program costs	165		144		398		304		—	75	—	—	1,086
Acquisition integration costs	—		7		—		—		—	—	—	—	7
Gain on sale of intangible asset	—		—		(8)		(7)		—	—	—	—	(15)
Intangible asset impairment charges	2		45		50		39		—	1	—	—	137
(Income)/costs associated with the JDE coffee business transactions	—		—		(3)		—		—	1	—	—	(2)
Operating income from divestiture	(2)		—		—		—		—	—	—	—	(2)
Divestiture-related costs	—				86		—		—	—	—	—	86
Gain on divestiture	—		—		—		—		—	—	—	(9)	(9)
Acquisition-related costs	—		—		—		—		—	—	—	1	1
Mark-to-market (gains)/losses from derivatives	—		—		—		—		94	—	—	—	94
Rounding	—		—		—		—		—	1	—	—	1

Adjusted (Non-GAAP)	$436		$702		$1,790		$1,414		$—	$(213)	$(176)	$—	$3,953
Operating income from EU confectionery business divestiture	—		(1)		(65)		(8)		—	—	—	—	(74)
Operating income from AMEA grocery business divestiture	—		(45)		(1)		—		—	—	—	—	(46)

Revised Adjusted (Non-GAAP)	$436		$656		$1,724		$1,406		$—	$(213)	$(176)	$—	$3,833
Currency	65		23		94		3			(6)	(8)	—	171

Revised Adjusted @ Constant FX (Non-GAAP)	$501		$679		$1,818		$1,409		$—	$(219)	$(184)	$—	$4,004

% Change - Reported (GAAP)	(44.1)%		30.1%		(6.1)%		(2.4)%		n/m	24.0%	2.8%	n/m	(71.1)%
% Change - Adjusted (Non-GAAP)	8.5%		20.4%		10.0%		10.3%		n/m	4.5%	2.8%	n/m	13.3%
% Change - Revised Adjusted (Non-GAAP)	8.5%		23.3%		10.9%		10.4%		n/m	(4.5)%	(2.8)%	n/m	14.2%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	24.6%		27.6%		16.9%		10.7%		n/m	1.8%	(1.7)%	n/m	19.3%
Operating Income Margin
Reported %	8.0%		8.7%		13.0%		15.5%						9.9%
Reported pp change	(1.7	)pp	2.2	pp	1.4	pp	(0.3	)pp					(20.1	)pp
Adjusted %	12.9%		12.1%		18.3%		20.3%						15.3%
Adjusted pp change	2.2	pp	2.3	pp	2.2	pp	1.9	pp					2.3	pp
Revised Adjusted %	12.9%		11.7%		18.2%		20.2%						15.1%
Revised Adjusted pp change	2.2	pp	2.4	pp	2.3	pp	1.9	pp					2.3	pp

	For the Twelve Months Ended December 31, 2015
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$4,988		$6,002		$11,672		$6,974		$—	$—	$—	$—	$29,636
Divestiture	(9)		—		—		—		—	—	—	—	(9)
Historical Venezuelan operations	(1,217)		—		—		—		—	—	—	—	(1,217)
Historical coffee business	—		(66)		(1,561)		—		—	—	—	—	(1,627)

Adjusted (Non-GAAP)	$3,762		$5,936		$10,111		$6,974		$—	$—	$—	$—	$26,783
EU confectionery business divestiture	—		(3)		(316)		(14)		—	—	—	—	(333)
AMEA grocery business divestiture	—		(237)		(2)		—		—	—	—	—	(239)

Revised Adjusted (Non-GAAP)	$3,762		$5,696		$9,793		$6,960		$—	$—	$—	$—	$26,211

Operating Income
Reported (GAAP)	$485		$389		$1,350		$1,105		$96	$(383)	$(181)	$6,036	$8,897
2012-2014 Restructuring Program costs	—		(2)		(1)		(2)		—	1	—	—	(4)
2014-2018 Restructuring Program costs	184		207		321		183		—	107	—	—	1,002
Acquisition integration costs	—		10		—		—		—	(1)	—	—	9
Remeasurement of net monetary assets in Venezuela	11		—		—		—		—	—	—	—	11
Loss on deconsolidation of Venezuela	—		—		—		—		—	—	—	778	778
Intangible asset impairment charges	5		44		22		—		—	—	—	—	71
(Income)/costs associated with the JDE coffee business transactions	1		9		215		—		—	53	—	—	278
Operating income from divestiture	(3)		(5)		—		—		—	—	—	—	(8)
Historical Venezuelan operations	(281)		—		—		—		—	—	—	—	(281)
Historical coffee business	—		(23)		(279)		—		(40)	—	—	—	(342)
Gain on the JDE coffee business transactions	—		—		—		—		—	—	—	(6,809)	(6,809)
Gain on divestiture	—		—		—		—		—	—	—	(13)	(13)
Acquisition-related costs	—		—		—		—		—	—	—	8	8
Reclassification of equity method investment earnings	—		(46)		—		(4)		—	—	—	(1)	(51)
Mark-to-market (gains)/losses from derivatives	—		—		—		—		(56)	—	—	—	(56)

Adjusted (Non-GAAP)	$402		$583		$1,628		$1,282		$—	$(223)	$(181)	$(1)	$3,490
Operating income from EU confectionery business divestiture	—		(1)		(72)		(9)		—	—	—	—	(82)
Operating income from AMEA grocery business divestiture	—		(50)		(1)		—		—	—	—	—	(51)

Revised Adjusted (Non-GAAP)	$402		$532		$1,555		$1,273		$—	$(223)	$(181)	$(1)	$3,357

Operating Income Margin
Reported %	9.7%		6.5%		11.6%		15.8%						30.0%
Adjusted %	10.7%		9.8%		16.1%		18.4%						13.0%
Revised Adjusted %	10.7%		9.3%		15.9%		18.3%						12.8%

Schedule 5.7

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Segment Data

(in millions of U.S. dollars)

(Unaudited)

	For the Twelve Months Ended December 31, 2015
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$4,988		$6,002		$11,672		$6,974		$—	$—	$—	$—	$29,636
Divestiture	(9)		—		—		—		—	—	—	—	(9)
Historical Venezuelan operations	(1,217)		—		—		—		—	—	—	—	(1,217)
Historical coffee business	—		(66)		(1,561)		—		—	—	—	—	(1,627)

Adjusted (Non-GAAP)	$3,762		$5,936		$10,111		$6,974		$—	$—	$—	$—	$26,783
EU confectionery business divestiture	—		(3)		(316)		(14)		—	—	—	—	(333)
AMEA grocery business divestiture	—		(237)		(2)		—		—	—	—	—	(239)

Revised Adjusted (Non-GAAP)	$3,762		$5,696		$9,793		$6,960		$—	$—	$—	$—	$26,211

Operating Income
Reported (GAAP)	$485		$389		$1,350		$1,105		$96	$(383)	$(181)	$6,036	$8,897
2012-2014 Restructuring Program costs	—		(2)		(1)		(2)		—	1	—	—	(4)
2014-2018 Restructuring Program costs	184		207		321		183		—	107	—	—	1,002
Acquisition integration costs	—		10		—		—		—	(1)	—	—	9
Remeasurement of net monetary assets in Venezuela	11		—		—		—		—	—	—	—	11
Loss on deconsolidation of Venezuela	—		—		—		—		—	—	—	778	778
Intangible asset impairment charges	5		44		22		—		—	—	—	—	71
(Income)/costs associated with the JDE coffee business transactions	1		9		215		—		—	53	—	—	278
Operating income from divestiture	(3)		(5)		—		—		—	—	—	—	(8)
Historical Venezuelan operations	(281)		—		—		—		—	—	—	—	(281)
Historical coffee business	—		(23)		(279)		—		(40)	—	—	—	(342)
Gain on the JDE coffee business transactions	—		—		—		—		—	—	—	(6,809)	(6,809)
Gain on divestiture	—		—		—		—		—	—	—	(13)	(13)
Acquisition-related costs	—		—		—		—		—	—	—	8	8
Reclassification of equity method investment earnings	—		(46)		—		(4)			—	—	(1)	(51)
Mark-to-market (gains)/losses from derivatives	—		—		—		—		(56)	—	—	—	(56)

Adjusted (Non-GAAP)	$402		$583		$1,628		$1,282		$—	$(223)	$(181)	$(1)	$3,490
Operating income from EU confectionery business divestiture	—		(1)		(72)		(9)		—	—	—	—	(82)
Operating income from AMEA grocery business divestiture	—		(50)		(1)		—		—	—	—	—	(51)

Revised Adjusted (Non-GAAP)	$402		$532		$1,555		$1,273		$—	$(223)	$(181)	$(1)	$3,357
Currency	116		54		302		18		—	(31)	(25)	1	435

Revised Adjusted @ Constant FX (Non-GAAP)	$518		$586		$1,857		$1,291		$—	$(254)	$(206)	$—	$3,792

% Change - Reported (GAAP)	2.1%		(26.6)%		(30.8)%		19.8%		n/m	(20.8)%	12.1%	n/m	174.4%
% Change - Adjusted (Non-GAAP)	(29.7)%		3.9%		(4.2)%		14.5%		n/m	(15.5)%	12.1%	n/m	(1.8)%
% Change - Revised Adjusted (Non-GAAP)	(29.7)%		6.2%		(3.5)%		14.3%		n/m	16.8%	(12.1)%	n/m	(1.3)%
% Change - Revised Adjusted @ Constant FX (Non-GAAP)	(9.4)%		17.0%		15.3%		15.9%		n/m	(33.0)%	0.0%	n/m	11.5%
Operating Income Margin
Reported %	9.7%		6.5%		11.6%		15.8%						30.0%
Reported pp change	0.5	pp	(1.8	)pp	(0.8	)pp	2.5	pp					20.5	pp
Adjusted %	10.7%		9.8%		16.1%		18.4%						13.0%
Adjusted pp change	(2.4	)pp	0.8	pp	2.1	pp	2.3	pp					1.0	pp
Revised Adjusted %	10.7%		9.3%		15.9%		18.3%						12.8%
Revised Adjusted pp change	(2.4	)pp	0.9	pp	2.2	pp	2.2	pp					1.1	pp

	For the Twelve Months Ended December 31, 2014
	Latin America		AMEA		Europe		North America		Unrealized G/(L) on Hedging Activities	General Corporate Expenses	Amortization of Intangibles	Other Items	Mondelēz International
Net Revenue
Reported (GAAP)	$5,153		$6,367		$15,788		$6,936		$—	$—	$—	$—	$34,244
Divestiture	(10)		—		—		—		—	—	—	—	(10)
Historical Venezuelan operations	(760)		—		—		—		—	—	—	—	(760)
Historical coffee business	(5)		(115)		(3,656)		—		—	—	—	—	(3,776)

Adjusted (Non-GAAP)	$4,378		$6,252		$12,132		$6,936		$—	$—	$—	$—	$29,698
EU confectionery business divestiture	—		(8)		(369)		(12)		—	—	—	—	(389)
AMEA grocery business divestiture	—		(288)		(2)		—		—	—	—	—	(290)

Revised Adjusted (Non-GAAP)	$4,378		$5,956		$11,761		$6,924		$—	$—	$—	$—	$29,019

Operating Income
Reported (GAAP)	$475		$530		$1,952		$922		$(112)	$(317)	$(206)	$(2)	$3,242
Spin-Off Costs	—		—		—		—		—	35	—	—	35
2012-2014 Restructuring Program costs	11		83		216		145		—	4	—	—	459
2014-2018 Restructuring Program costs	97		42		134		62		—	46	—	—	381
Integration Program and other acquisition integration costs	—		3		(5)		—		—	(2)	—	—	(4)
Remeasurement of net monetary assets in Venezuela	167		—		—		—		—	—	—	—	167
Intangible asset impairment charges	—		48		9		—		—	—	—	—	57
(Income)/costs associated with the JDE coffee business transactions	—		1		35		—		—	41	—	—	77
Operating income from divestiture	(1)		(8)		—		—		—	—	—	—	(9)
Historical Venezuelan operations	(175)		—		—		—		—	—	—	—	(175)
Historical coffee business	(2)		(42)		(641)		—		39	—	—	—	(646)
Acquisition-related costs	—		—		—		—		—	—	—	2	2
Reclassification of equity method investment earnings	—		(96)		—		(9)		—	—	—	1	(104)
Mark-to-market (gains)/losses from derivatives	—		—		—		—		73	—	—	—	73

Adjusted (Non-GAAP)	$572		$561		$1,700		$1,120		$—	$(193)	$(206)	$1	$3,555
Operating income from EU confectionery business divestiture	—		(3)		(88)		(6)		—	2	—	—	(95)
Operating income from AMEA grocery business divestiture	—		(57)		(1)		—		—	—	—	—	(58)

Revised Adjusted (Non-GAAP)	$572		$501		$1,611		$1,114		$—	$(191)	$(206)	$1	$3,402

Operating Income Margin
Reported %	9.2%		8.3%		12.4%		13.3%						9.5%
Adjusted %	13.1%		9.0%		14.0%		16.1%						12.0%
Revised Adjusted %	13.1%		8.4%		13.7%		16.1%						11.7%